Exhibit 99.2

Supplemental Information

Third Quarter 2007

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation

1

Bank of America Corporation

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Nine Months Ended September 30		Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006
	2007	2006
Income statement
Net interest income	$25,269	$25,992	$8,615	$8,386	$8,268	$8,599	$8,586
Noninterest income (1)	28,378	28,102	7,314	11,177	9,887	9,887	9,598
Total revenue, net of interest expense	53,647	54,094	15,929	19,563	18,155	18,486	18,184
Provision for credit losses	5,075	3,440	2,030	1,810	1,235	1,570	1,165
Noninterest expense, before merger and restructuring charges	26,463	25,943	8,459	9,018	8,986	8,849	8,594
Merger and restructuring charges	270	561	84	75	111	244	269
Income tax expense	7,125	8,273	1,658	2,899	2,568	2,567	2,740
Net income	14,714	15,877	3,698	5,761	5,255	5,256	5,416
Diluted earnings per common share	3.25	3.44	0.82	1.28	1.16	1.16	1.18
Average diluted common shares issued and outstanding	4,483,465	4,614,599	4,475,917	4,476,799	4,497,028	4,536,696	4,570,558
Dividends paid per common share	$1.76	$1.56	$0.64	$0.56	$0.56	$0.56	$0.56
Performance ratios
Return on average assets	1.27%	1.46%	0.93%	1.48%	1.40%	1.39%	1.43%
Return on average common shareholders’ equity	14.88	16.44	11.02	17.55	16.16	15.76	16.64

At period end
Book value per share of common stock	$30.45	$29.52	$30.45	$29.95	$29.74	$29.70	$29.52
Tangible book value per share of common stock (2)	15.25	14.88	15.25	15.11	14.94	14.97	14.88
Market price per share of common stock:
Closing price	$50.27	$53.57	$50.27	$48.89	$51.02	$53.39	$53.57
High closing price for the period	54.05	53.57	51.87	51.82	54.05	54.90	53.57
Low closing price for the period	47.00	43.09	47.00	48.80	49.46	51.66	47.98
Market capitalization	223,041	240,966	223,041	216,922	226,481	238,021	240,966
Number of banking centers - domestic	5,748	5,722	5,748	5,749	5,737	5,747	5,722
Number of branded ATMs - domestic	17,231	16,846	17,231	17,183	17,117	17,079	16,846
Full-time equivalent employees	198,000	200,220	198,000	195,675	199,429	203,425	200,220

(1)	Effective April 1, 2007, the Corporation changed its income statement presentation to reflect gains (losses) on sales of debt securities as a component of noninterest income.
(2)	Tangible book value per share of common stock is a non-GAAP measure. For a corresponding reconciliation to a GAAP financial measure, see Supplemental Financial Data on page 3. We believe the use of this non-GAAP measure provides additional clarity in assessing the results of the Corporation.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	Nine Months Ended September 30		Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006
	2007	2006
Net interest income	$26,368	$26,860	$8,990	$8,781	$8,597	$8,955	$8,894
Total revenue, net of interest expense (1)	54,746	54,962	16,304	19,958	18,484	18,842	18,492
Net interest yield	2.60%	2.85%	2.61%	2.59%	2.61%	2.75%	2.73%
Efficiency ratio	48.83	48.22	52.40	45.56	49.22	48.26	47.93

Reconciliation to GAAP financial measures

Supplemental financial data presented on an operating basis is a basis of presentation not defined by accounting principles generally accepted in the United States (GAAP) that excludes merger and restructuring charges. We believe that the exclusion of merger and restructuring charges, which represent events outside our normal operations, provides a meaningful period-to-period comparison and is more reflective of normalized operations.

Return on average common shareholders’ equity and return on average tangible shareholders’ equity utilize non-GAAP allocation methodologies. Return on average common shareholders’ equity measures the earnings contribution of a unit as a percentage of the shareholders’ equity allocated to that unit. Return on average tangible shareholders’ equity measures the earnings contribution of the Corporation as a percentage of shareholders’ equity reduced by goodwill. These measures are used to evaluate our use of equity (i.e., capital) at the individual unit level and are integral components in the analytics for resource allocation. The efficiency ratio measures the costs expended to generate a dollar of revenue. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.

Other companies may define or calculate supplemental financial data differently. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the quarters ended September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, and the nine months ended September 30, 2007 and 2006.

Reconciliation of net income to operating earnings

	Nine Months Ended September 30		Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006
	2007	2006
Net income	$14,714	$15,877	$3,698	$5,761	$5,255	$5,256	$5,416
Merger and restructuring charges	270	561	84	75	111	244	269
Related income tax benefit	(100)	(208)	(31)	(28)	(41)	(90)	(100)

Operating earnings	$14,884	$16,230	$3,751	$5,808	$5,325	$5,410	$5,585

Reconciliation of ending common shareholders’ equity to ending common tangible shareholders’ equity

Ending common shareholders’ equity	$135,109	$132,771	$135,109	$132,900	$132,005	$132,421	$132,771
Ending goodwill	(67,433)	(65,818)	(67,433)	(65,845)	(65,696)	(65,662)	(65,818)

Ending common tangible shareholders’ equity	$67,676	$66,953	$67,676	$67,055	$66,309	$66,759	$66,953

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Average shareholders’ equity	$133,878	$129,256	$134,487	$133,551	$133,588	$134,047	$129,262
Average goodwill	(66,309)	(66,132)	(67,499)	(65,704)	(65,703)	(65,766)	(66,077)

Average tangible shareholders’ equity	$67,569	$63,124	$66,988	$67,847	$67,885	$68,281	$63,185

Operating basis

Return on average assets	1.28%	1.49%	0.94%	1.49%	1.42%	1.44%	1.48%
Return on average common shareholders’ equity	15.06	16.81	11.18	17.70	16.38	16.22	17.16
Return on average tangible shareholders’ equity	29.45	34.38	22.21	34.34	31.81	31.44	35.07
Efficiency ratio (2)	48.34	47.20	51.89	45.18	48.62	46.96	46.48

(1)	Effective April 1, 2007, the Corporation changed its income statement presentation to reflect gains (losses) on sales of debt securities as a component of noninterest income.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Nine Months Ended September 30		Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006
	2007	2006
Interest income
Interest and fees on loans and leases	$40,318	$35,569	$14,111	$13,323	$12,884	$12,705	$12,638
Interest on debt securities	7,046	9,215	2,334	2,332	2,380	2,440	3,080
Federal funds sold and securities purchased under agreements to resell	5,974	5,755	1,839	2,156	1,979	2,068	2,146
Trading account assets	7,059	5,031	2,519	2,267	2,273	2,201	1,856
Other interest income	3,428	2,524	1,230	1,154	1,044	1,077	952

Total interest income	63,825	58,094	22,033	21,232	20,560	20,491	20,672

Interest expense
Deposits	12,840	10,491	4,545	4,261	4,034	3,989	3,976
Short-term borrowings	16,376	14,618	5,521	5,537	5,318	5,222	5,467
Trading account liabilities	2,619	1,840	906	821	892	800	727
Long-term debt	6,721	5,153	2,446	2,227	2,048	1,881	1,916

Total interest expense	38,556	32,102	13,418	12,846	12,292	11,892	12,086

Net interest income	25,269	25,992	8,615	8,386	8,268	8,599	8,586
Noninterest income
Card income	10,486	10,571	3,595	3,558	3,333	3,719	3,473
Service charges	6,493	6,125	2,221	2,200	2,072	2,099	2,147
Investment and brokerage services	3,720	3,334	1,378	1,193	1,149	1,122	1,085
Investment banking income	1,801	1,623	389	774	638	694	510
Equity investment income	3,747	2,122	904	1,829	1,014	1,067	705
Trading account profits (losses)	305	2,706	(1,457)	890	872	460	731
Mortgage banking income	516	415	155	148	213	126	189
Gains (losses) on sales of debt securities (1)	71	(464)	7	2	62	21	(469)
Other income	1,239	1,670	122	583	534	579	1,227

Total noninterest income	28,378	28,102	7,314	11,177	9,887	9,887	9,598

Total revenue, net of interest expense	53,647	54,094	15,929	19,563	18,155	18,486	18,184

Provision for credit losses	5,075	3,440	2,030	1,810	1,235	1,570	1,165

Noninterest expense
Personnel	13,931	13,767	4,169	4,737	5,025	4,444	4,474
Occupancy	2,211	2,100	754	744	713	726	696
Equipment	1,018	978	336	332	350	351	318
Marketing	1,644	1,713	552	537	555	623	587
Professional fees	770	710	258	283	229	368	259
Amortization of intangibles	1,209	1,322	429	391	389	433	441
Data processing	1,372	1,245	463	472	437	487	426
Telecommunications	750	685	255	244	251	260	237
Other general operating	3,558	3,423	1,243	1,278	1,037	1,157	1,156
Merger and restructuring charges	270	561	84	75	111	244	269

Total noninterest expense	26,733	26,504	8,543	9,093	9,097	9,093	8,863

Income before income taxes	21,839	24,150	5,356	8,660	7,823	7,823	8,156
Income tax expense	7,125	8,273	1,658	2,899	2,568	2,567	2,740

Net income	$14,714	$15,877	$3,698	$5,761	$5,255	$5,256	$5,416

Preferred stock dividends	129	9	43	40	46	13	—

Net income available to common shareholders	$14,585	$15,868	$3,655	$5,721	$5,209	$5,243	$5,416

Per common share information
Earnings	$3.30	$3.49	$0.83	$1.29	$1.18	$1.17	$1.20
Diluted earnings	3.25	3.44	0.82	1.28	1.16	1.16	1.18
Dividends paid	1.76	1.56	0.64	0.56	0.56	0.56	0.56

Average common shares issued and outstanding	4,424,269	4,547,693	4,420,616	4,419,246	4,432,664	4,464,110	4,499,704

Average diluted common shares issued and outstanding	4,483,465	4,614,599	4,475,917	4,476,799	4,497,028	4,536,696	4,570,558

(1)	Effective April 1, 2007, the Corporation changed its income statement presentation to reflect gains (losses) on sales of debt securities as a component of noninterest income.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet

(Dollars in millions)

	September 30 2007	June 30 2007	September 30 2006
Assets
Cash and cash equivalents	$34,956	$35,499	$31,239
Time deposits placed and other short-term investments	8,829	13,151	13,006
Federal funds sold and securities purchased under agreements to resell	135,150	131,658	134,595
Trading account assets	179,365	182,404	141,211
Derivative assets	30,843	29,810	23,121
Debt securities:
Available-for-sale	176,778	172,332	195,095
Held-to-maturity, at cost	518	995	57
Total debt securities	177,296	173,327	195,152
Loans and leases	793,537	758,635	669,149
Allowance for loan and lease losses	(9,535)	(9,060)	(8,872)
Loans and leases, net of allowance	784,002	749,575	660,277
Premises and equipment, net	9,762	9,482	9,205
Mortgage servicing rights (includes $3,179, $3,269 and $2,932 measured at fair value)	3,417	3,508	3,091
Goodwill	67,433	65,845	65,818
Intangible assets	9,635	8,720	9,758
Other assets	138,075	131,380	162,738
Total assets	$1,578,763	$1,534,359	$1,449,211
Liabilities
Deposits in domestic offices:
Noninterest-bearing	$165,343	$172,573	$169,540
Interest-bearing	434,728	422,201	409,718
Deposits in foreign offices:
Noninterest-bearing	3,950	3,006	4,371
Interest-bearing	95,201	101,629	82,276
Total deposits	699,222	699,409	665,905
Federal funds purchased and securities sold under agreements to repurchase	199,293	221,064	258,090
Trading account liabilities	87,155	75,070	64,936
Derivative liabilities	19,012	25,141	15,394
Commercial paper and other short-term borrowings	201,155	159,542	135,056
Accrued expenses and other liabilities (includes $392, $376 and $388 of reserve for unfunded lending commitments)	48,932	49,065	38,494
Long-term debt	185,484	169,317	137,739
Total liabilities	1,440,253	1,398,608	1,315,614
Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 143,739, 121,739 and 40,739 shares	3,401	2,851	826
Common stock and additional paid-in capital, $0.01 par value; authorized - 7,500,000,000 shares; issued and outstanding - 4,436,855,341, 4,436,935,963 and 4,498,145,315 shares	60,276	60,349	63,929
Retained earnings (1)	84,027	83,223	76,271
Accumulated other comprehensive income (loss) (2)	(8,615)	(9,957)	(6,867)
Other	(579)	(715)	(562)
Total shareholders’ equity	138,510	135,751	133,597
Total liabilities and shareholders’ equity	$1,578,763	$1,534,359	$1,449,211

(1)	Effective January 1, 2007, the Corporation adopted Financial Accounting Standards Board (FASB) Staff Position No. FAS 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction” (FSP 13-2). The adoption of FSP 13-2 reduced the beginning balance of retained earnings by $1,381 million, net of tax, with a corresponding offset decreasing the net investment in leveraged leases. Effective January 1, 2007, the Corporation adopted Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements” and SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159) which reduced the beginning balance of retained earnings by $208 million, net of tax. In addition, the Corporation adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (FIN 48). The adoption of FIN 48 reduced the beginning balance of retained earnings by $146 million.
(2)	Effective December 31, 2006, the Corporation adopted SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132(R)”, which reduced accumulated other comprehensive income (loss) by approximately $1,308 million, net of tax.

Certain prior period amounts have been reclassified to conform to current period presentation

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation

Capital Management

(Dollars in millions)

	Third Quarter 2007 (1)	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006
Risk-based capital:
Tier 1 capital	$94,108	$94,979	$91,112	$91,064	$88,085
Total capital	135,782	135,059	126,958	125,226	119,074
Risk-weighted assets	1,145,065	1,115,150	1,062,883	1,054,533	1,039,283
Tier 1 capital ratio	8.22%	8.52%	8.57%	8.64%	8.48%
Total capital ratio	11.86	12.11	11.94	11.88	11.46
Tangible equity ratio (2)	4.09	4.19	4.20	4.35	4.22
Tier 1 leverage ratio	6.20	6.33	6.25	6.36	6.16

(1)	Preliminary data on risk-based capital
(2)	Tangible equity ratio equals shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets.

Share Repurchase Program

9.6 million common shares were repurchased in the third quarter of 2007 as a part of an ongoing share repurchase program.

192.1 million shares remain outstanding under the 2007 authorized program.

9.5 million shares were issued in the third quarter of 2007.

*Preliminary data on risk-based capital

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation

Core Net Interest Income - Managed Basis

(Dollars in millions)

	Nine Months Ended		Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006
	September 30
	2007	2006
Net interest income
As reported (1)	$26,368	$26,860	$8,990	$8,781	$8,597	$8,955	$8,894
Impact of market-based net interest income (2)	(1,907)	(1,173)	(789)	(635)	(483)	(487)	(377)

Core net interest income	24,461	25,687	8,201	8,146	8,114	8,468	8,517
Impact of securitizations (3)	5,820	5,195	2,009	1,952	1,859	1,850	1,760

Core net interest income - managed basis	$30,281	$30,882	$10,210	$10,098	$9,973	$10,318	$10,277

Average earning assets
As reported	$1,352,177	$1,258,927	$1,375,795	$1,358,199	$1,321,946	$1,299,461	$1,302,366
Impact of market-based earning assets (2)	(414,218)	(357,853)	(406,947)	(426,598)	(409,135)	(406,786)	(376,967)

Core average earning assets	937,959	901,074	968,848	931,601	912,811	892,675	925,399
Impact of securitizations	103,028	97,264	104,181	102,357	102,529	100,786	98,722

Core average earning assets - managed basis	$1,040,987	$998,338	$1,073,029	$1,033,958	$1,015,340	$993,461	$1,024,121

Net interest yield contribution
As reported (1)	2.60%	2.85%	2.61%	2.59%	2.61%	2.75%	2.73%
Impact of market-based activities	0.88	0.96	0.77	0.91	0.95	1.03	0.95

Core net interest yield on earning assets	3.48	3.81	3.38	3.50	3.56	3.78	3.68
Impact of securitizations	0.40	0.32	0.42	0.41	0.38	0.36	0.33

Core net interest yield on earning assets - managed basis	3.88%	4.13%	3.80%	3.91%	3.94%	4.14%	4.01%

(1)	Fully taxable-equivalent basis
(2)	Represents market-based amounts included in the Capital Markets and Advisory Services business within Global Corporate and Investment Banking and excludes net interest income on loans for which the fair value option has been elected.
(3)	Represents the impact of securitizations utilizing actual bond costs. This is different from the segment view which utilizes funds transfer pricing methodologies.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Third Quarter 2007			Second Quarter 2007			Third Quarter 2006
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$11,879	$148	4.92%	$15,310	$188	4.92%	$15,629	$173	4.39%
Federal funds sold and securities purchased under agreements to resell	139,259	1,839	5.27	166,258	2,156	5.19	173,381	2,146	4.94
Trading account assets	194,661	2,604	5.33	188,287	2,364	5.03	146,817	1,928	5.24
Debt securities (1)	174,568	2,380	5.45	177,834	2,394	5.39	236,033	3,136	5.31
Loans and leases (2):
Residential mortgage	274,385	3,928	5.72	260,099	3,708	5.70	222,889	3,151	5.65
Credit card - domestic	57,491	1,780	12.29	56,235	1,777	12.67	62,508	2,189	13.90
Credit card - foreign	11,995	371	12.25	11,946	350	11.76	9,455	286	12.02
Home equity (3)	98,611	1,884	7.58	94,267	1,779	7.57	79,899	1,522	7.56
Direct/Indirect consumer	69,425	1,515	8.66	64,227	1,354	8.46	51,536	1,022	7.90
Other consumer (4)	7,875	181	9.12	8,101	187	9.28	11,076	298	10.66
Total consumer	519,782	9,659	7.39	494,875	9,155	7.41	437,363	8,468	7.71
Commercial - domestic	176,554	3,207	7.21	166,529	3,039	7.32	153,007	2,805	7.28
Commercial real estate (5)	38,977	733	7.47	36,788	687	7.49	37,471	724	7.67
Commercial lease financing	20,044	246	4.91	19,784	217	4.40	20,875	232	4.46
Commercial - foreign	25,159	377	5.95	22,223	319	5.75	24,761	454	7.27
Total commercial	260,734	4,563	6.95	245,324	4,262	6.97	236,114	4,215	7.09
Total loans and leases	780,516	14,222	7.25	740,199	13,417	7.26	673,477	12,683	7.49
Other earning assets	74,912	1,215	6.46	70,311	1,108	6.31	57,029	914	6.38
Total earning assets (6)	1,375,795	22,408	6.48	1,358,199	21,627	6.38	1,302,366	20,980	6.41
Cash and cash equivalents	31,356			33,689			33,495

Other assets, less allowance for loan and lease losses	173,414			169,761			162,126

Total assets	$1,580,565			$1,561,649			$1,497,987

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$31,510	$50	0.62%	$33,039	$47	0.58%	$34,268	$69	0.81%
NOW and money market deposit accounts	215,078	1,104	2.04	212,330	987	1.86	212,690	1,053	1.96
Consumer CDs and IRAs	165,840	1,949	4.66	161,703	1,857	4.61	147,607	1,658	4.46
Negotiable CDs, public funds and other time deposits	17,392	227	5.20	16,256	191	4.70	14,105	150	4.19
Total domestic interest-bearing deposits	429,820	3,330	3.07	423,328	3,082	2.92	408,670	2,930	2.84
Foreign interest-bearing deposits:
Banks located in foreign countries	43,727	564	5.12	41,940	522	4.99	38,588	562	5.78
Governments and official institutions	17,206	218	5.03	17,868	224	5.02	12,801	156	4.83
Time, savings and other	41,868	433	4.09	40,335	433	4.31	40,444	328	3.22
Total foreign interest-bearing deposits	102,801	1,215	4.69	100,143	1,179	4.72	91,833	1,046	4.52
Total interest-bearing deposits	532,621	4,545	3.39	523,471	4,261	3.27	500,503	3,976	3.15
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	409,070	5,521	5.36	419,260	5,537	5.30	429,882	5,467	5.05
Trading account liabilities	86,118	906	4.17	85,550	821	3.85	69,462	727	4.15
Long-term debt	175,265	2,446	5.58	158,500	2,227	5.62	136,769	1,916	5.60
Total interest-bearing liabilities (6)	1,203,074	13,418	4.43	1,186,781	12,846	4.34	1,136,616	12,086	4.23
Noninterest-bearing sources:
Noninterest-bearing deposits	169,860			173,564			176,348
Other liabilities	73,144			67,753			55,761
Shareholders’ equity	134,487			133,551			129,262

Total liabilities and shareholders’ equity	$1,580,565			$1,561,649			$1,497,987
Net interest spread			2.05%			2.04%			2.18%
Impact of noninterest-bearing sources			0.56			0.55			0.55
Net interest income/yield on earning assets		$8,990	2.61%		$8,781	2.59%		$8,894	2.73%

(1)	Yields on AFS debt securities are calculated based on fair value rather than historical cost balances. The use of fair value does not have a material impact on net interest yield.
(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(3)	Includes home equity loans of $16.7 billion and $15.6 billion in the third and second quarters of 2007 and $9.9 billion in the third quarter of 2006.
(4)	Includes consumer finance loans of $3.2 billion and $3.4 billion in the third and second quarters of 2007 and $2.9 billion in the third quarter of 2006, and foreign consumer loans of $4.7 billion and $4.7 billion in the third and second quarters of 2007 and $8.1 billion in the third quarter of 2006.
(5)	Includes domestic commercial real estate loans of $38.0 billion and $36.2 billion in the third and second quarters of 2007 and $36.7 billion in the third quarter of 2006.
(6)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $170 million and $117 million in the third and second quarters of 2007 and $128 million in the third quarter of 2006. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on the underlying liabilities $226 million and $207 million in the third and second quarters of 2007 and $(48) million in the third quarter of 2006.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Third Quarter 2007			Second Quarter 2007			Third Quarter 2006
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$11,879	$152	5.06%	$15,310	$198	5.20%	$15,629	$201	5.11%
Federal funds sold and securities purchased under agreements to resell (2)	139,259	1,936	5.54	166,258	2,256	5.43	173,381	2,239	5.15
Trading account assets	194,661	2,604	5.33	188,287	2,364	5.03	146,817	1,928	5.24
Debt securities (2)	174,568	2,385	5.46	177,834	2,401	5.40	236,033	3,137	5.31
Loans and leases:
Residential mortgage	274,385	3,928	5.72	260,099	3,708	5.70	222,889	3,151	5.65
Credit card - domestic	57,491	1,780	12.29	56,235	1,777	12.67	62,508	2,189	13.90
Credit card - foreign	11,995	371	12.25	11,946	350	11.76	9,455	286	12.02
Home equity	98,611	1,884	7.58	94,267	1,779	7.57	79,899	1,522	7.56
Direct/Indirect consumer	69,425	1,515	8.66	64,227	1,354	8.46	51,536	1,022	7.90
Other consumer	7,875	181	9.12	8,101	187	9.28	11,076	298	10.66
Total consumer	519,782	9,659	7.39	494,875	9,155	7.41	437,363	8,468	7.71
Commercial - domestic (2)	176,554	3,220	7.24	166,529	3,048	7.34	153,007	2,827	7.33
Commercial real estate	38,977	733	7.47	36,788	687	7.49	37,471	724	7.67
Commercial lease financing	20,044	246	4.91	19,784	217	4.40	20,875	232	4.46
Commercial - foreign (2)	25,159	411	6.48	22,223	302	5.45	24,761	447	7.17
Total commercial	260,734	4,610	7.02	245,324	4,254	6.95	236,114	4,230	7.11
Total loans and leases	780,516	14,269	7.27	740,199	13,409	7.26	673,477	12,698	7.50
Other earning assets (2)	74,912	1,232	6.55	70,311	1,116	6.36	57,029	905	6.31
Total earning assets - excluding hedge impact	1,375,795	22,578	6.53	1,358,199	21,744	6.41	1,302,366	21,108	6.45
Net hedge income (expense) on assets		(170)			(117)			(128)
Total earning assets - including hedge impact	1,375,795	22,408	6.48	1,358,199	21,627	6.38	1,302,366	20,980	6.41
Cash and cash equivalents	31,356			33,689			33,495
Other assets, less allowance for loan and lease losses	173,414			169,761			162,126
Total assets	$1,580,565			$1,561,649			$1,497,987
Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$31,510	$50	0.62%	$33,039	$47	0.58%	$34,268	$69	0.81%
NOW and money market deposit accounts (2)	215,078	1,099	2.03	212,330	983	1.86	212,690	1,048	1.95
Consumer CDs and IRAs (2)	165,840	1,797	4.30	161,703	1,699	4.22	147,607	1,435	3.86
Negotiable CDs, public funds and other time deposits (2)	17,392	225	5.15	16,256	188	4.64	14,105	148	4.14
Total domestic interest-bearing deposits	429,820	3,171	2.93	423,328	2,917	2.76	408,670	2,700	2.62
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	43,727	566	5.14	41,940	520	4.97	38,588	577	5.93
Governments and official institutions	17,206	218	5.03	17,868	224	5.02	12,801	156	4.83
Time, savings and other	41,868	433	4.09	40,335	433	4.31	40,444	328	3.22
Total foreign interest-bearing deposits	102,801	1,217	4.70	100,143	1,177	4.71	91,833	1,061	4.58
Total interest-bearing deposits	532,621	4,388	3.27	523,471	4,094	3.14	500,503	3,761	2.98
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	409,070	5,562	5.40	419,260	5,650	5.40	429,882	5,855	5.41
Trading account liabilities	86,118	906	4.17	85,550	821	3.85	69,462	727	4.15
Long-term debt (2)	175,265	2,336	5.33	158,500	2,074	5.24	136,769	1,791	5.24
Total interest-bearing liabilities - excluding hedge impact	1,203,074	13,192	4.36	1,186,781	12,639	4.27	1,136,616	12,134	4.24
Net hedge (income) expense on liabilities		226			207			(48)
Total interest-bearing liabilities - including hedge impact	1,203,074	13,418	4.43	1,186,781	12,846	4.34	1,136,616	12,086	4.23
Noninterest-bearing sources:
Noninterest-bearing deposits	169,860			173,564			176,348
Other liabilities	73,144			67,753			55,761
Shareholders’ equity	134,487			133,551			129,262
Total liabilities and shareholders’ equity	$1,580,565			$1,561,649			$1,497,987
Net interest spread			2.17			2.14			2.21
Impact of noninterest-bearing sources			0.55			0.54			0.54
Net interest income/yield on earning assets - excluding hedge impact		$9,386	2.72%		$9,105	2.68%		$8,974	2.75%
Net impact of hedge income (expense)		(396)	(0.11)		(324)	(0.09)		(80)	(0.02)
Net interest income/yield on earning assets		$8,990	2.61%		$8,781	2.59%		$8,894	2.73%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The following presents the impact of interest rate risk management derivatives on interest income and interest expense.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Third Quarter 2007	Second Quarter 2007	Third Quarter 2006
Time deposits placed and other short-term investments	$ (4)	$ (10)	$ (28)
Federal funds sold and securities purchased under agreements to resell	(97)	(100)	(93)
Debt securities	(5)	(7)	(1)
Commercial - domestic	(13)	(9)	(22)
Commercial - foreign	(34)	17	7
Other earning assets	(17)	(8)	9

Net hedge income (expense) on assets	$(170)	$(117)	$(128)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:
NOW and money market deposit accounts	$ 5	$ 4	$ 5
Consumer CDs and IRAs	152	158	223
Negotiable CDs, public funds and other time deposits	2	3	2
Banks located in foreign countries	(2)	2	(15)
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	(41)	(113)	(388)
Long-term debt	110	153	125

Net hedge (income) expense on liabilities	$226	$207	$(48)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Nine Months Ended September 30
	2007			2006 (1)
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$ 14,059	$ 505	4.80%	$ 15,560	$ 480	4.12%
Federal funds sold and securities purchased under agreements to resell	157,139	5,974	5.07	175,727	5,755	4.37
Trading account assets	186,137	7,325	5.25	137,961	5,263	5.09
Debt securities (2)	179,589	7,225	5.37	235,874	9,341	5.28
Loans and leases (3):
Residential mortgage	260,469	11,140	5.70	201,777	8,406	5.56
Credit card - domestic	57,148	5,444	12.74	65,198	6,537	13.40
Credit card - foreign	11,694	1,038	11.86	8,725	842	12.91
Home equity (4)	94,179	5,342	7.58	76,098	4,147	7.28
Direct/Indirect consumer	64,637	4,090	8.46	48,799	2,783	7.62
Other consumer (5)	8,258	572	9.25	10,748	864	10.73
Total consumer	496,385	27,626	7.43	411,345	23,579	7.66
Commercial - domestic	168,948	9,180	7.26	148,746	7,990	7.18
Commercial real estate (6)	37,305	2,092	7.50	36,968	2,036	7.36
Commercial lease financing	19,828	638	4.29	20,762	741	4.76
Commercial - foreign	22,696	1,026	6.05	24,088	1,337	7.42
Total commercial	248,777	12,936	6.95	230,564	12,104	7.02
Total loans and leases	745,162	40,562	7.27	641,909	35,683	7.43
Other earning assets	70,091	3,333	6.35	51,896	2,440	6.28
Total earning assets (7)	1,352,177	64,924	6.41	1,258,927	58,962	6.25
Cash and cash equivalents	32,881			34,469
Other assets, less allowance for loan and lease losses	169,702			163,691
Total assets	$1,554,760			$1,457,087
Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$ 32,436	$ 138	0.57%	$ 35,162	$ 221	0.84%
NOW and money market deposit accounts	213,230	3,027	1.90	220,443	2,957	1.79
Consumer CDs and IRAs	162,372	5,638	4.64	141,407	4,228	4.00
Negotiable CDs, public funds and other time deposits	15,690	554	4.72	11,907	343	3.84
Total domestic interest-bearing deposits	423,728	9,357	2.95	408,919	7,749	2.53
Foreign interest-bearing deposits:
Banks located in foreign countries	42,025	1,617	5.14	33,751	1,475	5.84
Governments and official institutions	16,529	620	5.01	12,152	418	4.60
Time, savings and other	40,587	1,246	4.10	37,606	849	3.02
Total foreign interest-bearing deposits	99,141	3,483	4.70	83,509	2,742	4.39
Total interest-bearing deposits	522,869	12,840	3.28	492,428	10,491	2.85
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	414,126	16,376	5.29	412,948	14,618	4.73
Trading account liabilities	83,132	2,619	4.21	61,126	1,840	4.03
Long-term debt	160,895	6,721	5.57	126,541	5,153	5.43
Total interest-bearing liabilities (7)	1,181,022	38,556	4.36	1,093,043	32,102	3.92
Noninterest-bearing sources:
Noninterest-bearing deposits	172,596			178,124
Other liabilities	67,264			56,664
Shareholders’ equity	133,878			129,256
Total liabilities and shareholders’ equity	$1,554,760			$1,457,087
Net interest spread			2.05%			2.33%
Impact of noninterest-bearing sources			0.55			0.52
Net interest income/yield on earning assets		$26,368	2.60%		$26,860	2.85%

(1)	Interest income (FTE basis) for the nine months ended September 30, 2006, does not include the cumulative tax charge resulting from a change in tax legislation relating to extraterritorial tax income and foreign sales corporation regimes. The FTE impact to net interest income and net interest yield on earning assets of this retroactive tax adjustment was a reduction of $270 million and 3 bps, respectively, for the nine months ended September 30, 2006. Management has excluded this one-time impact to provide a more comparative basis of presentation for net interest income and net interest yield on earning assets on a FTE basis. The impact on any given future period is not expected to be material.
(2)	Yields on AFS debt securities are calculated based on fair value rather than historical cost balances. The use of fair value does not have a material impact on net interest yield.
(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(4)	Includes home equity loans of $15.3 billion and $8.9 billion for the nine months ended September 30, 2007 and 2006.
(5)	Includes consumer finance loans of $3.2 billion and $3.0 billion, and foreign consumer loans of $5.1 billion and $7.8 billion for the nine months ended September 30, 2007 and 2006.
(6)	Includes domestic commercial real estate loans of $36.6 billion and $36.2 billion for the nine months ended September 30, 2007 and 2006.
(7)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $408 million and $174 million in the nine months ended September 30, 2007 and 2006. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $612 million and $175 million in the nine months ended September 30, 2007 and 2006.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Nine Months Ended September 30
	2007			2006
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$ 14,059	$ 546	5.19%	$ 15,560	$ 524	4.51%
Federal funds sold and securities purchased under agreements to resell (2)	157,139	6,277	5.33	175,727	6,053	4.60
Trading account assets	186,137	7,325	5.25	137,961	5,263	5.09
Debt securities (2)	179,589	7,241	5.38	235,874	9,344	5.28
Loans and leases:
Residential mortgage	260,469	11,140	5.70	201,777	8,406	5.56
Credit card - domestic	57,148	5,444	12.74	65,198	6,537	13.40
Credit card - foreign	11,694	1,038	11.86	8,725	842	12.91
Home equity	94,179	5,342	7.58	76,098	4,147	7.28
Direct/Indirect consumer	64,637	4,090	8.46	48,799	2,783	7.62
Other consumer	8,258	572	9.25	10,748	864	10.73
Total consumer	496,385	27,626	7.43	411,345	23,579	7.66
Commercial - domestic (2)	168,948	9,201	7.28	148,746	7,825	7.03
Commercial real estate	37,305	2,092	7.50	36,968	2,036	7.36
Commercial lease financing	19,828	638	4.29	20,762	741	4.76
Commercial - foreign (2)	22,696	1,025	6.04	24,088	1,328	7.37
Total commercial	248,777	12,956	6.96	230,564	11,930	6.92
Total loans and leases	745,162	40,582	7.28	641,909	35,509	7.39
Other earning assets (2)	70,091	3,361	6.41	51,896	2,443	6.29
Total earning assets - excluding hedge impact	1,352,177	65,332	6.45	1,258,927	59,136	6.27
Net hedge income (expense) on assets		(408)			(174)
Total earning assets - including hedge impact	1,352,177	64,924	6.41	1,258,927	58,962	6.25
Cash and cash equivalents	32,881			34,469
Other assets, less allowance for loan and lease losses	169,702			163,691
Total assets	$1,554,760			$1,457,087
Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$ 32,436	$ 138	0.57%	$ 35,162	$ 221	0.84%
NOW and money market deposit accounts (2)	213,230	3,013	1.89	220,443	2,949	1.79
Consumer CDs and IRAs (2)	162,372	5,134	4.23	141,407	3,687	3.49
Negotiable CDs, public funds and other time deposits (2)	15,690	547	4.67	11,907	337	3.78
Total domestic interest-bearing deposits	423,728	8,832	2.79	408,919	7,194	2.35
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	42,025	1,615	5.14	33,751	1,456	5.77
Governments and official institutions	16,529	620	5.01	12,152	418	4.60
Time, savings and other	40,587	1,246	4.10	37,606	849	3.02
Total foreign interest-bearing deposits	99,141	3,481	4.69	83,509	2,723	4.36
Total interest-bearing deposits	522,869	12,313	3.15	492,428	9,917	2.69
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	414,126	16,678	5.38	412,948	15,251	4.94
Trading account liabilities	83,132	2,619	4.21	61,126	1,840	4.03
Long-term debt (2)	160,895	6,334	5.25	126,541	4,919	5.18
Total interest-bearing liabilities - excluding hedge impact	1,181,022	37,944	4.29	1,093,043	31,927	3.90
Net hedge (income) expense on liabilities		612			175
Total interest-bearing liabilities - including hedge impact	1,181,022	38,556	4.36	1,093,043	32,102	3.92
Noninterest-bearing sources:
Noninterest-bearing deposits	172,596			178,124
Other liabilities	67,264			56,664
Shareholders’ equity	133,878			129,256
Total liabilities and shareholders’ equity	$1,554,760			$1,457,087
Net interest spread			2.16			2.37
Impact of noninterest-bearing sources			0.54			0.52
Net interest income/yield on earning assets - excluding hedge impact		27,388	2.70%		27,209	2.89%
Net impact of hedge income (expense)		(1,020)	(0.10)		(349)	(0.04)
Net interest income/yield on earning assets		$26,368	2.60%		$26,860	2.85%

(1)    This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.

(2)    The following presents the impact of interest rate risk management derivatives on interest income and interest expense.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Nine Months Ended September 30
		2007			2006
Time deposits placed and other short-term investments		$ (41)			$ (44)
Federal funds sold and securities purchased under agreements to resell		(303)			(298)
Debt securities		(16)			(3)
Commercial - domestic		(21)			165
Commercial - foreign		1			9
Other earning assets		(28)			(3)
Net hedge income (expense) on assets		$ (408)			$ (174)
Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:
NOW and money market deposit accounts		$ 14			$ 8
Consumer CDs and IRAs		504			541
Negotiable CDs, public funds and other time deposits		7			6
Banks located in foreign countries		2			19
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings		(302)			(633)
Long-term debt		387			234
Net hedge (income) expense on liabilities		$ 612			$ 175

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation

Business Segment View

Net Income

Nine Months Ended September 30, 2007

Total Revenue, Net of Interest Expense (1,2)

Nine Months Ended September 30, 2007

(1)	Fully taxable-equivalent basis
(2)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services, with a corresponding offset to All Other.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation

Global Consumer and Small Business Banking Segment Results (1, 2)

(Dollars in millions; except as noted)

	Nine Months Ended September 30		Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006
	2007	2006
Net interest income (3)	$ 21,409	$ 21,059	$ 7,265	$ 7,132	$ 7,012	$ 7,138	$ 7,016
Noninterest income:
Card income	7,564	6,739	2,587	2,596	2,381	2,635	2,333
Service charges	4,384	3,949	1,519	1,488	1,377	1,394	1,410
Mortgage banking income	843	630	244	297	302	247	215
Gains (losses) on sales of debt securities	(1)	(1)	—	—	(1)	(1)	—
All other income	969	879	370	331	268	258	310

Total noninterest income	13,759	12,196	4,720	4,712	4,327	4,533	4,268

Total revenue, net of interest expense	35,168	33,255	11,985	11,844	11,339	11,671	11,284
Provision for credit losses (4)	8,626	5,757	3,121	3,094	2,411	2,777	2,049
Noninterest expense	14,567	13,591	4,971	4,911	4,685	4,784	4,619

Income before income taxes	11,975	13,907	3,893	3,839	4,243	4,110	4,616
Income tax expense (3)	4,416	5,123	1,441	1,403	1,572	1,516	1,697

Net income	$ 7,559	$ 8,784	$ 2,452	$ 2,436	$ 2,671	$ 2,594	$ 2,919

Net interest yield (3)	8.21%	8.17%	8.32%	8.17%	8.13%	8.28%	8.18%
Return on average equity	16.35	18.56	15.63	15.84	17.62	16.77	18.70
Efficiency ratio (3)	41.42	40.87	41.48	41.47	41.31	40.99	40.94
Balance sheet (2)
Average
Total loans and leases	$319,089	$284,261	$331,656	$317,246	$308,105	$299,614	$291,028
Total earning assets (5)	348,696	344,668	346,251	350,202	349,672	342,067	340,345
Total assets (5)	401,957	396,876	399,196	403,258	403,464	395,619	394,749
Total deposits	324,867	333,709	321,552	326,623	326,480	327,890	332,500
Allocated equity	61,795	63,292	62,222	61,661	61,494	61,379	61,939
Period end
Total loans and leases	$337,783	$294,207	$337,783	$324,452	$309,992	$307,661	$294,207
Total earning assets (5)	347,057	343,891	347,057	349,138	354,183	343,338	343,891
Total assets (5)	401,151	399,385	401,151	403,689	409,883	399,373	399,385
Total deposits	321,137	332,795	321,137	326,883	334,918	329,195	332,795
Period end (in billions)
Mortgage servicing portfolio	$ 376.9	$ 323.3	$ 376.9	$ 360.1	$ 345.1	$ 333.0	$ 323.3

(1)	Global Consumer and Small Business Banking has three primary businesses: Deposits, Card Services and Consumer Real Estate. In addition, ALM/Other includes the results of ALM activities and other consumer-related businesses (e.g., insurance).
(2)	Presented on a managed basis, specifically Card Services. (See Exhibit A: Non-GAAP Reconciliations - Global Consumer and Small Business Banking - Reconciliation on page 43).
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation

Global Consumer and Small Business Banking Business Results

(Dollars in millions)

	Three Months Ended September 30, 2007
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other
Net interest income (3)	$7,265	$ 2,354	$ 4,199	$ 577	$135
Noninterest income:
Card income	2,587	552	2,034	1	-
Service charges	1,519	1,518	-	1	-
Mortgage banking income	244	-	-	244	-
Gains (losses) on sales of debt securities	-	-	-	-	-
All other income	370	(1)	272	14	85

Total noninterest income	4,720	2,069	2,306	260	85

Total revenue, net of interest expense	11,985	4,423	6,505	837	220
Provision for credit losses (4)	3,121	76	2,743	197	105
Noninterest expense	4,971	2,249	2,042	525	155

Income before income taxes	3,893	2,098	1,720	115	(40)
Income tax expense (benefit) (3)	1,441	777	637	42	(15)

Net income	$2,452	$ 1,321	$ 1,083	$ 73	$(25)

Net interest yield (3)	8.32%	3.01%	7.83%	2.01%	n/m
Return on average equity	15.63	35.25	9.72	6.97	n/m
Efficiency ratio (3)	41.48	50.84	31.40	62.70	n/m
Average - total loans and leases	$331,656	n/m	$211,885	$108,568	n/m
Average - total deposits	321,552	$315,398	n/m	n/m	n/m
Period end - total assets (5)	401,151	331,108	245,891	122,024	n/m

	Three Months Ended September 30, 2006
	Total (1)	Deposits(2)	Card Services(1)	Consumer Real Estate	ALM/ Other

Net interest income (3)	$7,016	$ 2,362	$ 4,066	$ 502	$ 86
Noninterest income:
Card income	2,333	500	1,831	2	-
Service charges	1,410	1,410	-	-	-
Mortgage banking income	215	-	-	215	-
Gains (losses) on sales of debt securities	-	-	-	-	-
All other income	310	-	213	7	90

Total noninterest income	4,268	1,910	2,044	224	90

Total revenue, net of interest expense	11,284	4,272	6,110	726	176
Provision for credit losses (4)	2,049	51	1,938	17	43
Noninterest expense	4,619	2,185	1,896	452	86

Income before income taxes	4,616	2,036	2,276	257	47
Income tax expense (3)	1,697	749	837	95	16

Net income	$2,919	$ 1,287	$ 1,439	$ 162	$ 31

Net interest yield (3)	8.18%	2.93%	8.33%	2.17%	n/m
Return on average equity	18.70	35.05	12.90	19.59	n/m
Efficiency ratio (3)	40.94	51.15	31.03	62.32	n/m
Average - total loans and leases	$291,028	n/m	$193,130	$86,768	n/m
Average - total deposits	332,500	$326,030	n/m	n/m	n/m
Period end - total assets (5)	399,385	342,249	226,482	98,132	n/m

(1)	Presented on a managed basis, specifically Card Services.
(2)	For the three months ended September 30, 2007 and 2006, a total of $2.6 billion and $1.7 billion of deposits were migrated from Global Consumer and Small Business Banking to Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation

Global Consumer and Small Business Banking Business Results

(Dollars in millions)

	Nine Months Ended September 30, 2007
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other

Net interest income (3)	$ 21,409	$ 7,099	$ 12,198	$ 1,647	$465
Noninterest income:
Card income	7,564	1,591	5,969	4	-
Service charges	4,384	4,380	-	4	-
Mortgage banking income	843	-	-	843	-
Gains (losses) on sales of debt securities	(1)	-	-	-	(1)
All other income	969	(2)	719	23	229

Total noninterest income	13,759	5,969	6,688	874	228

Total revenue, net of interest expense	35,168	13,068	18,886	2,521	693
Provision for credit losses (4)	8,626	171	7,899	354	202
Noninterest expense	14,567	6,627	6,022	1,477	441

Income before income taxes	11,975	6,270	4,965	690	50
Income tax expense (3)	4,416	2,312	1,832	254	18

Net income	$ 7,559	$ 3,958	$ 3,133	$ 436	$ 32

Net interest yield (3)	8.21%	3.03%	7.89%	2.07%	n/m
Return on average equity	16.35	35.53	9.61	15.20	n/m
Efficiency ratio (3)	41.42	50.71	31.89	58.57	n/m
Average - total loans and leases	$319,089	n/m	$205,834	$102,040	n/m
Average - total deposits	324,867	$318,855	n/m	n/m	n/m
Period end - total assets (5)	401,151	331,108	245,891	122,024	n/m

	Nine Months Ended September 30, 2006
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other

Net interest income (3)	$ 21,059	$ 7,021	$ 12,221	$ 1,477	$340
Noninterest income:
Card income	6,739	1,403	5,331	5	-
Service charges	3,949	3,946	-	3	-
Mortgage banking income	630	-	-	630	-
Gains (losses) on sales of debt securities	(1)	-	-	-	(1)
All other income	879	1	638	20	220

Total noninterest income	12,196	5,350	5,969	658	219

Total revenue, net of interest expense	33,255	12,371	18,190	2,135	559
Provision for credit losses (4)	5,757	109	5,480	46	122
Noninterest expense	13,591	6,543	5,505	1,280	263

Income before income taxes	13,907	5,719	7,205	809	174
Income tax expense (3)	5,123	2,108	2,655	298	62

Net income	$ 8,784	$ 3,611	$ 4,550	$ 511	$112

Net interest yield (3)	8.17%	2.92%	8.60%	2.21%	n/m
Return on average equity	18.56	33.23	13.68	21.82	n/m
Efficiency ratio (3)	40.87	52.89	30.26	59.94	n/m
Average - total loans and leases	$284,261	n/m	$189,213	$83,853	n/m
Average - total deposits	333,709	$327,706	n/m	n/m	n/m
Period end - total assets (5)	399,385	342,249	226,482	98,132	n/m

(1)	Presented on a managed basis, specifically Card Services.
(2)	For the nine months ended September 30, 2007 and 2006, a total of $9.0 billion and $7.0 billion of deposits were migrated from Global Consumer and Small Business Banking to Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation

Global Consumer and Small Business Banking Business Results: Customer Relationship View (1)

(Dollars in millions)

	Three Months Ended September 30, 2007
	Total	Consumer	Mass Market Small Business
Net interest income (2)	$7,265	$6,308	$957
Noninterest income	4,720	4,052	668

Total revenue, net of interest expense	11,985	10,360	1,625
Provision for credit losses (3)	3,121	2,580	541
Noninterest expense	4,971	4,454	517

Income before income taxes	3,893	3,326	567
Income tax expense (2)	1,441	1,232	209

Net income	$2,452	$2,094	$358

	Three Months Ended September 30, 2006
	Total	Consumer	Mass Market Small Business

Net interest income (2)	$7,016	$6,175	$841
Noninterest income	4,268	3,724	544

Total revenue, net of interest expense	11,284	9,899	1,385
Provision for credit losses (3)	2,049	1,843	206
Noninterest expense	4,619	4,137	482

Income before income taxes	4,616	3,919	697
Income tax expense (2)	1,697	1,441	256

Net income	$2,919	$2,478	$441

(1)	Presented on a managed basis, specifically Card Services.
(2)	Fully taxable-equivalent basis
(3)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation

Global Consumer and Small Business Banking Business Results: Customer Relationship View (1)

(Dollars in millions)

	Nine Months Ended September 30, 2007
	Total	Consumer	Mass Market Small Business
Net interest income (2)	$21,409	$18,684	$2,725
Noninterest income	13,759	11,887	1,872

Total revenue, net of interest expense	35,168	30,571	4,597
Provision for credit losses (3)	8,626	7,343	1,283
Noninterest expense	14,567	13,090	1,477

Income before income taxes	11,975	10,138	1,837
Income tax expense (2)	4,416	3,739	677

Net income	$ 7,559	$ 6,399	$1,160

	Nine Months Ended September 30, 2006
	Total	Consumer	Mass Market Small Business

Net interest income (2)	$21,059	$18,669	$2,390
Noninterest income	12,196	10,636	1,560

Total revenue, net of interest expense	33,255	29,305	3,950
Provision for credit losses (3)	5,757	5,236	521
Noninterest expense	13,591	12,175	1,416

Income before income taxes	13,907	11,894	2,013
Income tax expense (2)	5,123	4,381	742

Net income	$ 8,784	$ 7,513	$1,271

(1)	Presented on a managed basis, specifically Card Services.
(2)	Fully taxable-equivalent basis
(3)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation

Global Consumer and Small Business Banking - Key Indicators

(Dollars in millions; except as noted)

	Nine Months Ended September 30				Third Quarter 2007		Second Quarter 2007		First Quarter 2007		Fourth Quarter 2006		Third Quarter 2006
	2007		2006
Deposits Key Indicators
Average deposit balances
Checking	$124,256		$127,297		$121,904		$125,771		$125,127		$124,441		$125,809
Savings	29,427		31,768		28,533		30,029		29,732		29,889		31,058
MMS	62,522		72,285		60,890		62,554		64,159		66,066		69,049
CD’s & IRA’s	100,162		93,705		101,358		99,546		99,563		99,165		97,514
Foreign and other	2,488		2,651		2,713		2,382		2,364		2,330		2,600

Total average deposit balances	$318,855		$327,706		$315,398		$320,282		$320,945		$321,891		$326,030

Total balances migrated to
Premier Banking and Investments	$8,968		$7,021		$2,560		$2,857		$3,551		$3,667		$1,671

Deposit spreads (excludes noninterest costs)
Checking	4.27%		4.18%		4.30%		4.27%		4.24%		4.23%		4.19%
Savings	3.73		3.41		3.71		3.71		3.77		3.70		3.45
MMS	3.41		2.72		3.43		3.36		3.42		3.25		2.87
CD’s & IRA’s	1.10		1.24		1.06		1.10		1.13		1.11		1.21
Foreign and other	4.33		4.25		4.32		4.28		4.41		4.27		4.23
Total deposit spreads	3.04		2.93		3.02		3.04		3.05		3.00		2.93

Net new retail checking (units in thousands)	1,961		2,048		757		717		487		363		744
Debit purchase volumes	$138,316		$123,905		$47,326		$47,421		$43,569		$45,121		$42,790

Online banking (end of period)
Active accounts (units in thousands)	23,057		19,913		23,057		22,190		21,813		20,552		19,913
Active billpay accounts (units in thousands)	11,928		10,589		11,928		11,567		11,285		10,832		10,589
Card Services Key Indicators
Managed Card - US Consumer and Business Card
Gross interest yield	12.80%		12.64%		12.72%		12.82%		12.85%		12.98%		12.85%
Risk adjusted margin (1)	7.72		9.57		7.74		7.61		7.82		8.74		8.84
Loss rates	4.96		3.61		4.86		5.20		4.81		4.57		4.18
Average outstandings	$149,656		$144,545		$152,961		$147,972		$147,980		$146,939		$145,518
Ending outstandings	154,722		145,891		154,722		150,159		146,013		150,731		145,891
New account growth (in thousands)	7,155		7,001		2,588		2,432		2,135		2,488		2,516
Purchase volumes	$178,265		$173,986		$61,365		$61,383		$55,517		$62,073		$60,662
Delinquencies:
30 Day	5.44%		5.14%		5.44%		5.24%		5.44%		5.49%		5.14%
90 Day	2.58		2.38		2.58		2.65		2.88		2.66		2.38

Consumer Real Estate Key Indicators
Mortgage servicing rights at fair value period end balance	$3,179		$2,932		$3,179		$3,269		$2,963		$2,869		$2,932
Capitalized mortgage servicing rights (% of loans serviced)	130	bps	127	bps	130	bps	141	bps	127	bps	125	bps	127	bps
Mortgage loans serviced for investors (in billions)	$245		$230		$245		$232		$234		$230		$230

Global Consumer and Small Business Banking
Mortgage production	$70,934		$55,553		$24,533		$25,755		$20,646		$21,370		$19,095
Home equity production	53,204		49,300		17,347		18,547		17,310		18,460		17,497

Total Corporation
Mortgage production	79,551		61,818		26,930		29,172		23,449		23,701		21,222
Home equity production	64,884		61,084		21,105		22,746		21,033		21,882		21,193

(1)	Reflects margin and noninterest revenue, adjusted for loss rates.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 23.1 million subscribers.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

11.9 million active bill pay users paid $57.7 billion worth of bills this quarter. The number of customers who sign up and use Bank of America’s Bill Pay Service continues to far surpass that of any other financial institution.

Currently, approximately 387 companies are presenting 31.4 million e-bills per quarter.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation

Credit Card Data (1)

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006
	2007	2006
Loans
Period end
Held credit card outstandings	$71,702	$70,067	$71,702	$69,241	$65,920	$72,194	$70,067
Securitization impact	102,068	94,389	102,068	100,611	99,495	98,295	94,389

Managed credit card outstandings	$173,770	$164,456	$173,770	$169,852	$165,415	$170,489	$164,456

Average
Held credit card outstandings	$68,842	$73,923	$69,486	$68,181	$68,853	$70,177	$71,963
Securitization impact	100,163	88,615	102,516	99,388	98,539	95,815	92,175

Managed credit card outstandings	$169,005	$162,538	$172,002	$167,569	$167,392	$165,992	$164,138

Credit Quality
Charge-Offs $
Held net charge-offs	$2,595	$2,356	$808	$893	$894	$963	$923
Securitization impact	3,481	2,112	1,216	1,206	1,059	943	825

Managed credit card net losses	$6,076	$4,468	$2,024	$2,099	$1,953	$1,906	$1,748

Charge-Offs %
Held net charge-offs	5.04%	4.26%	4.61%	5.25%	5.27%	5.44%	5.09%
Securitization impact	(0.23)	(0.58)	0.06	(0.23)	(0.54)	(0.88)	(0.86)

Managed credit card net losses	4.81%	3.68%	4.67%	5.02%	4.73%	4.56%	4.23%

30+ Delinquency $
Held delinquency	$3,727	$4,234	$3,727	$3,593	$3,660	$4,347	$4,234
Securitization impact	5,381	4,152	5,381	5,034	5,144	4,815	4,152

Managed delinquency	$9,108	$8,386	$9,108	$8,627	$8,804	$9,162	$8,386

30+ Delinquency %
Held delinquency	5.20%	6.04%	5.20%	5.19%	5.55%	6.02%	6.04%
Securitization impact	0.04	(0.94)	0.04	(0.11)	(0.23)	(0.65)	(0.94)

Managed delinquency	5.24%	5.10%	5.24%	5.08%	5.32%	5.37%	5.10%

90+ Delinquency $
Held delinquency	$1,788	$2,036	$1,788	$1,850	$1,986	$2,175	$2,036
Securitization impact	2,514	1,860	2,514	2,480	2,633	2,261	1,860

Managed delinquency	$4,302	$3,896	$4,302	$4,330	$4,619	$4,436	$3,896

90+ Delinquency %
Held delinquency	2.49%	2.91%	2.49%	2.67%	3.01%	3.01%	2.91%
Securitization impact	(0.01)	(0.54)	(0.01)	(0.12)	(0.22)	(0.41)	(0.54)

Managed delinquency	2.48%	2.37%	2.48%	2.55%	2.79% %	2.60%	2.37%

(1)	Credit Card includes U.S. Consumer Card and foreign credit card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation

Global Corporate and Investment Banking Segment Results (1)

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006
	2007	2006
Net interest income (2)	$7,809	$7,356	$2,747	$2,634	$2,428	$2,521	$2,409
Noninterest income:
Service charges	2,009	1,989	673	683	653	658	676
Investment and brokerage services	688	717	235	221	232	225	225
Investment banking income	1,960	1,720	436	821	703	756	554
Trading account profits (losses)	270	2,538	(1,445)	877	838	429	707
Gains on sales of debt securities	2	21	—	—	2	13	11
All other income	1,460	1,667	239	671	550	551	586

Total noninterest income	6,389	8,652	138	3,273	2,978	2,632	2,759

Total revenue, net of interest expense	14,198	16,008	2,885	5,907	5,406	5,153	5,168
Provision for credit losses	384	82	228	41	115	(73)	36
Noninterest expense	8,566	8,572	2,486	3,163	2,917	3,007	2,861

Income before income taxes	5,248	7,354	171	2,703	2,374	2,219	2,271
Income tax expense (2)	1,948	2,720	71	992	885	821	838

Net income	$3,300	$4,634	$100	$1,711	$1,489	$1,398	$1,433

Net interest yield (2)	1.58%	1.65%	1.64%	1.57%	1.51%	1.53%	1.54%
Return on average equity	10.38	14.59	0.91	16.34	14.53	13.53	13.82
Efficiency ratio (2)	60.33	53.55	86.19	53.53	53.96	58.34	55.36

Balance sheet
Average
Total loans and leases	$256,590	$230,345	$267,758	$253,895	$247,898	$239,384	$234,800
Total trading-related assets	364,842	328,642	356,867	377,171	360,530	361,247	339,119
Total market-based earning assets (3)	414,218	357,853	406,947	426,598	409,135	406,786	376,967
Total earning assets (4)	662,287	594,551	663,181	673,184	650,353	652,270	619,098
Total assets (4)	752,413	677,297	757,583	765,094	734,306	733,303	698,456
Total deposits	215,491	191,773	217,632	220,180	208,561	204,467	194,806
Allocated equity	42,524	42,451	44,013	41,994	41,537	40,982	41,130
Period end
Total loans and leases	$275,427	$235,807	$275,427	$257,537	$249,861	$242,700	$235,807
Total trading-related assets	333,107	296,054	333,107	342,629	333,681	309,097	296,054
Total market-based earning assets (3)	374,905	338,623	374,905	386,853	385,285	348,717	338,623
Total earning assets (4)	636,794	581,733	636,794	637,880	628,831	599,326	581,733
Total assets (4)	738,553	667,345	738,553	731,361	716,128	685,935	667,345
Total deposits	211,577	191,602	211,577	221,866	210,105	212,028	191,602

(1)	Global Corporate and Investment Banking has three primary businesses: Business Lending, Capital Markets and Advisory Services, and Treasury Services. In addition, ALM/Other includes the results of ALM activities and other Global Corporate and Investment Banking activities.
(2)	Fully taxable-equivalent basis
(3)	Total market-based earning assets represents market-based amounts included in the Capital Markets and Advisory Services business.
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Three Months Ended September 30, 2007
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$2,747	$1,105	$ 811	$927	$(96)
Noninterest income:
Service charges	673	114	36	522	1
Investment and brokerage services	235	1	225	10	(1)
Investment banking income	436	—	436	—	—
Trading account profits (losses)	(1,445)	(45)	(1,415)	18	(3)
Gains (losses) on sales of debt securities	—	—	—	—	—
All other income	239	213	(277)	274	29

Total noninterest income	138	283	(995)	824	26

Total revenue, net of interest expense	2,885	1,388	(184)	1,751	(70)
Provision for credit losses	228	233	(4)	(3)	2
Noninterest expense	2,486	553	955	869	109

Income before income taxes	171	602	(1,135)	885	(181)
Income tax expense (benefit) (2)	71	223	(418)	327	(61)

Net income	$100	$379	$ (717)	$558	$(120)

Net interest yield (2)	1.64%	1.81%	n/m	2.76%	n/m
Return on average equity	0.91	9.71	(20.84)%	28.00	n/m
Efficiency ratio (2)	86.19	39.77	n/m	49.58	n/m
Average - total loans and leases	$267,758	$239,694	$22,718	$5,333	n/m
Average - total deposits	217,632	n/m	66,745	150,669	n/m
Period end - total assets (3)	738,553	253,860	430,915	157,134	n/m

	Three Months Ended September 30, 2006
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income (2)	$2,409	$1,118	$ 377	$980	$(66)
Noninterest income:
Service charges	676	124	30	523	(1)
Investment and brokerage services	225	5	211	9	—
Investment banking income	554	—	554	—	—
Trading account profits	707	11	682	14	—
Gains on sales of debt securities	11	3	8	—	—
All other income	586	117	65	375	29

Total noninterest income	2,759	260	1,550	921	28

Total revenue, net of interest expense	5,168	1,378	1,927	1,901	(38)
Provision for credit losses	36	54	(3)	(1)	(14)
Noninterest expense	2,861	518	1,458	896	(11)

Income before income taxes	2,271	806	472	1,006	(13)
Income tax expense (2)	838	287	174	372	5

Net income	$1,433	$519	$ 298	$634	$(18)

Net interest yield (2)	1.54%	1.89%	n/m	2.92%	n/m
Return on average equity	13.82	14.15	10.67%	32.65	n/m
Efficiency ratio (2)	55.36	37.67	75.63	47.19	n/m
Average - total loans and leases	$234,800	$219,542	$11,043	$4,210	n/m
Average - total deposits	194,806	n/m	50,978	143,509	n/m
Period end - total assets (3)	667,345	243,247	375,573	160,141	n/m

(1)	Includes $22 million of net interest income on loans for which the fair value option has been elected and is not considered market-based income.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Nine Months Ended September 30, 2007
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$7,809	$3,289	$ 1,951	$2,823	$(254)
Noninterest income:
Service charges	2,009	362	99	1,548	—
Investment and brokerage services	688	1	656	31	—
Investment banking income	1,960	—	1,960	—	—
Trading account profits (losses)	270	(43)	271	46	(4)
Gains on sales of debt securities	2	—	2	—	—
All other income	1,460	633	(86)	802	111

Total noninterest income	6,389	953	2,902	2,427	107

Total revenue, net of interest expense	14,198	4,242	4,853	5,250	(147)
Provision for credit losses	384	370	6	8	—
Noninterest expense	8,566	1,577	4,125	2,648	216

Income before income taxes	5,248	2,295	722	2,594	(363)
Income tax expense (benefit) (2)	1,948	849	269	960	(130)

Net income	$3,300	$1,446	$ 453	$1,634	$(233)

Net interest yield (2)	1.58%	1.86%	n/m	2.78%	n/m
Return on average equity	10.38	12.96	4.85%	27.89	n/m
Efficiency ratio (2)	60.33	37.14	84.99	50.43	n/m
Average - total loans and leases	$256,590	$233,267	$18,505	$4,803	n/m
Average - total deposits	215,491	n/m	64,281	150,975	n/m
Period end - total assets (3)	738,553	253,860	430,915	157,134	n/m

	Nine Months Ended September 30, 2006
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Net interest income (2)	$7,356	$3,445	$ 1,173	$2,902	$(164)
Noninterest income:
Service charges	1,989	372	91	1,526	—
Investment and brokerage services	717	14	679	24	—
Investment banking income	1,720	—	1,720	—	—
Trading account profits	2,538	46	2,441	39	12
Gains on sales of debt securities	21	8	12	—	1
All other income	1,667	357	297	956	57

Total noninterest income	8,652	797	5,240	2,545	70

Total revenue, net of interest expense	16,008	4,242	6,413	5,447	(94)
Provision for credit losses	82	87	8	—	(13)
Noninterest expense	8,572	1,525	4,328	2,682	37

Income before income taxes	7,354	2,630	2,077	2,765	(118)
Income tax expense (benefit) (2)	2,720	973	769	1,023	(45)

Net income	$4,634	$1,657	$ 1,308	$1,742	$(73)

Net interest yield (2)	1.65%	2.01%	n/m	2.86%	n/m
Return on average equity	14.59	13.87	15.71%	28.72	n/m
Efficiency ratio (2)	53.55	35.94	67.48	49.22	n/m
Average - total loans and leases	$230,345	$215,529	$10,645	$4,154	n/m
Average - total deposits	191,773	n/m	45,688	145,803	n/m
Period end - total assets (3)	667,345	243,247	375,573	160,141	n/m

(1)	Includes $44 million of net interest income on loans for which the fair value option has been elected and is not considered market-based income.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation

Global Corporate and Investment Banking Business Results: Customer Relationship View

(Dollars in millions)

	Three Months Ended September 30, 2007
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$2,747	$1,682	$ 1,180	$(115)
Noninterest income:
Service charges	673	315	356	2
Investment and brokerage services	235	8	227	—
Investment banking income	436	21	415	—
Trading account profits (losses)	(1,445)	(30)	(1,412)	(3)
Gains (losses) on sales of debt securities	—	—	—	—
All other income	239	405	(178)	12

Total noninterest income	138	719	(592)	11

Total revenue, net of interest expense	2,885	2,401	588	(104)
Provision for credit losses	228	168	60	—
Noninterest expense	2,486	881	1,624	(19)

Income before income taxes	171	1,352	(1,096)	(85)
Income tax expense (benefit) (1)	71	500	(403)	(26)

Net income	$100	$852	$ (693)	$(59)

Net interest yield (1)	1.64%	3.32%	n/m	n/m
Return on average equity	0.91	19.28	(14.11)%	n/m
Efficiency ratio (1)	86.19	36.75	n/m	n/m
Average - total loans and leases	$267,758	$196,560	$71,159	n/m
Average - total deposits	217,632	87,560	129,956	n/m
Period end - total assets (2)	738,553	221,456	498,707	n/m

	Three Months Ended September 30, 2006
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$2,409	$ 1,708	$ 798	$(97)
Noninterest income:
Service charges	676	316	360	—
Investment and brokerage services	225	12	213	—
Investment banking income	554	14	540	—
Trading account profits	707	15	692	—
Gains on sales of debt securities	11	—	11	—
All other income	586	510	69	7

Total noninterest income	2,759	867	1,885	7

Total revenue, net of interest expense	5,168	2,575	2,683	(90)
Provision for credit losses	36	81	(25)	(20)
Noninterest expense	2,861	843	1,931	87

Income before income taxes	2,271	1,651	777	(157)
Income tax expense (benefit) (1)	838	600	287	(49)

Net income	$1,433	$ 1,051	$ 490	$(108)

Net interest yield (1)	1.54%	3.62%	n/m	n/m
Return on average equity	13.82	25.80	11.43%	n/m
Efficiency ratio (1)	55.36	32.75	71.96	n/m
Average - total loans and leases	$234,800	$183,688	$51,087	n/m
Average - total deposits	194,806	86,047	108,671	n/m
Period end - total assets (2)	667,345	205,967	443,208	n/m

(1)	Fully taxable-equivalent basis
(2)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation

Global Corporate and Investment Banking Business Results: Customer Relationship View

(Dollars in millions)

	Nine Months Ended September 30, 2007
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$7,809	$ 4,983	$ 3,150	$(324)
Noninterest income:
Service charges	2,009	941	1,066	2
Investment and brokerage services	688	25	662	1
Investment banking income	1,960	56	1,903	1
Trading account profits (losses)	270	(23)	298	(5)
Gains on sales of debt securities	2	—	2	—
All other income	1,460	1,373	16	71

Total noninterest income	6,389	2,372	3,947	70

Total revenue, net of interest expense	14,198	7,355	7,097	(254)
Provision for credit losses	384	300	79	5
Noninterest expense	8,566	2,599	5,814	153

Income before income taxes	5,248	4,456	1,204	(412)
Income tax expense (benefit) (1)	1,948	1,649	448	(149)

Net income	$3,300	$ 2,807	$ 756	$(263)

Net interest yield (1)	1.58%	3.37%	n/m	n/m
Return on average equity	10.38	22.28	5.54%	n/m
Efficiency ratio (1)	60.33	35.35	81.92	n/m
Average - total loans and leases	$256,590	$ 193,302	$ 63,303	n/m
Average - total deposits	215,491	87,120	128,250	n/m
Period end - total assets (2)	738,553	221,456	498,707	n/m

	Nine Months Ended September 30, 2006
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$7,356	$ 5,179	$ 2,498	$(321)
Noninterest income:
Service charges	1,989	923	1,064	2
Investment and brokerage services	717	32	685	—
Investment banking income	1,720	37	1,683	—
Trading account profits	2,538	53	2,472	13
Gains on sales of debt securities	21	—	21	—
All other income	1,667	1,441	208	18

Total noninterest income	8,652	2,486	6,133	33

Total revenue, net of interest expense	16,008	7,665	8,631	(288)
Provision for credit losses	82	209	(100)	(27)
Noninterest expense	8,572	2,506	5,789	277

Income before income taxes	7,354	4,950	2,942	(538)
Income tax expense (benefit) (1)	2,720	1,831	1,089	(200)

Net income	$4,634	$ 3,119	$ 1,853	$(338)

Net interest yield (1)	1.65%	3.76%	n/m	n/m
Return on average equity	14.59	24.15	13.89%	n/m
Efficiency ratio (1)	53.55	32.69	67.08	n/m
Average - total loans and leases	$230,345	$180,895	$ 49,422	n/m
Average - total deposits	191,773	88,084	103,601	n/m
Period end - total assets (2)	667,345	205,967	443,208	n/m

(1)	Fully taxable-equivalent basis
(2)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation

Global Corporate and Investment Banking - Business Lending Key Indicators

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006
	2007	2006
Business lending revenue, net of interest expense
Corporate lending (1)	$556	$518	$175	$200	$181	$153	$179
Commercial lending	3,136	3,177	1,043	1,102	991	1,045	1,016
Consumer indirect lending	550	547	170	201	179	175	183

Total revenue, net of interest expense	$4,242	$4,242	$1,388	$1,503	$1,351	$1,373	$1,378

Business lending margin
Corporate lending	1.06%	1.30%	0.82%	1.18%	1.21%	1.32%	1.23%
Commercial lending	1.46	1.65	1.46	1.49	1.44	1.52	1.57
Consumer indirect lending	1.70	1.80	1.71	1.72	1.66	1.78	1.74
Provision for credit losses
Corporate lending	$68	$(107)	$66	$(3)	$5	$(101)	$(21)
Commercial lending	45	(8)	65	(4)	(16)	(60)	10
Consumer indirect lending	257	202	102	41	114	70	65

Total provision for credit losses	$370	$87	$233	$34	$103	$(91)	$54

Credit quality (% vs. loans) (2, 3, 4)
Criticized assets
Corporate lending	$1,538	$1,428	$1,538	$770	$934	$1,289	$1,428
	1.98%	2.12%	1.98%	0.95%	1.23%	1.85%	2.12%
Commercial lending	$8,005	$5,175	$8,005	$5,634	$5,509	$4,987	$5,175
	4.24%	2.94%	4.24%	3.13%	3.09%	2.80%	2.94%

Total criticized assets	$9,543	$6,603	$9,543	$6,404	$6,443	$6,276	$6,603
	3.58%	2.72%	3.58%	2.45%	2.54%	2.54%	2.72%
Nonperforming assets
Corporate lending	$269	$145	$269	$21	$29	$138	$145
	0.62%	0.44%	0.62%	0.06%	0.08%	0.39%	0.44%
Commercial lending	$765	$402	$765	$688	$564	$487	$402
	0.49%	0.27%	0.49%	0.46%	0.38%	0.33%	0.27%

Total nonperforming assets	$1,034	$547	$1,034	$709	$593	$625	$547
	0.52%	0.30%	0.52%	0.38%	0.32%	0.34%	0.30%
Average loans and leases by product
Commercial	$118,579	$110,662	$121,197	$116,596	$117,907	$115,366	$112,636
Leases	21,746	20,301	22,052	21,725	21,454	20,908	20,379
Foreign	15,632	12,868	17,430	14,977	14,456	13,912	13,373
Real estate	34,867	34,927	36,120	34,477	33,981	34,422	35,196
Consumer	40,418	34,511	40,956	40,792	39,489	35,539	35,752
Other	2,025	2,260	1,939	1,972	2,169	2,205	2,206

Total average loans and leases	$233,267	$215,529	$239,694	$230,539	$229,456	$222,352	$219,542

(1) Total corporate lending revenue	$556	$518	$175	$200	$181	$153	$179
Less: impact of credit mitigation	(21)	(159)	(7)	(3)	(11)	(63)	(36)

Corporate lending revenues excluding credit mitigation	$577	$677	$182	$203	$192	$216	$215

(2)	Criticized assets correspond to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The criticized assets are on an end-of-period basis and are also shown as a percentage of total commercial utilized credit exposure, including loans and leases, standby letters of credit, and financial guarantees, derivative assets, and commercial letters of credit.
(3)	Nonperforming assets are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.
(4)	Criticized assets related to the fair value option portfolio are not included. There are no nonperforming assets in the fair value portfolio.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation

Global Corporate and Investment Banking - Capital Markets and Advisory Services Key Indicators

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006
	2007	2006
Investment banking income
Advisory fees	$334	$214	$94	$110	$130	$123	$85
Debt underwriting	1,395	1,275	281	611	503	549	417
Equity underwriting	231	231	61	100	70	84	52

Total investment banking income	1,960	1,720	436	821	703	756	554

Sales and trading
Fixed income:
Liquid products	1,527	1,717	568	545	414	441	433
Credit products	(82)	675	(885)	326	477	146	237
Structured products	304	1,103	(569)	521	352	346	373

Total fixed income	1,749	3,495	(886)	1,392	1,243	933	1,043
Equity income	1,100	1,198	244	435	421	373	330

Total sales and trading	2,849	4,693	(642)	1,827	1,664	1,306	1,373

Total Capital Markets and Advisory Services market-based revenue (1)	$4,809	$6,413	$(206)	$2,648	$2,367	$2,062	$1,927

Balance sheet (average)
Trading account securities	$183,705	$135,385	$192,844	$185,839	$172,203	$164,545	$143,996
Reverse repurchases	63,193	73,003	52,436	70,821	66,476	74,845	73,162
Securities borrowed	90,358	96,641	81,404	92,056	97,795	98,371	98,375
Derivative assets	25,812	22,447	28,625	26,660	22,080	21,470	22,083

Total trading-related assets	$363,068	$327,476	$355,309	$375,376	$358,554	$359,231	$337,616

Sales credits from secondary trading
Liquid products	884	741	323	284	277	249	226
Credit products	987	585	359	335	293	233	191
Structured products	584	489	154	217	213	168	162
Equities	864	777	277	303	284	250	227

Total sales credits	3,319	2,592	1,113	1,139	1,067	900	806

Volatility of product revenues - 1 std dev
Liquid products	$12.0	$7.0	$16.3	$9.0	$9.1	$7.2	$7.8
Credit products	16.5	3.4	21.8	6.3	6.0	2.9	2.5
Structured products	21.7	5.2	33.5	7.2	7.6	5.6	4.6
Equities	10.6	4.5	16.3	6.3	4.9	4.2	3.6
Total volatility	38.6	10.1	54.9	16.2	14.6	12.5	9.3

(1)	Market-based revenue for the nine months ended September 30, 2007, and the three months ended September 30, 2007 and June 30, 2007, excludes $44 million, $22 million and $22 million, respectively, of net interest income on loans for which the fair value option has been elected.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation

Global Corporate & Investment Banking Strategic Progress

Source: Thomson Financial except Syndicated Loans and Leveraged Loans from Loan Pricing Corporation. Ranked based on deal size.

(1)	M&A Announced Advisor Rankings

(2)	Tied for #9

Highlights

•	Top 5 rankings in:

Syndicated loans

Leveraged loans

Investment grade debt

Convertible debt

Asset-backed securities

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation

Liquidity Exposure to Special Purpose Entities

(Dollars in millions)

	September 30, 2007
	VIEs (1)		QSPEs (2)
	Consolidated	Unconsolidated	Unconsolidated	Total
Corporation-sponsored multi-seller conduits	$12,603	$50,024	$ —	$62,627
Collateralized debt obligations	3,240	12,281	—	15,521
Asset acquisition conduits	1,319	8,766	—	10,085
Municipal bond trusts and other SPEs	348	2,116	6,377	8,841
Customer-sponsored conduits	—	2,736	—	2,736

Total liquidity exposure	$17,510	$75,923	$6,377	$99,810

	June 30, 2007
	VIEs (1)		QSPEs (2)
	Consolidated	Unconsolidated	Unconsolidated	Total
Corporation-sponsored multi-seller conduits	$13,638	$44,636	$ —	$58,274
Collateralized debt obligations	3,240	12,352	—	15,592
Asset acquisition conduits	1,282	9,935	—	11,217
Municipal bond trusts and other SPEs	362	1,114	6,138	7,614
Customer-sponsored conduits	—	4,237	—	4,237

Total liquidity exposure	$18,522	$72,274	$6,138	$96,934

(1)	Variable interest entities (VIEs) are special purpose entities (SPEs) which lack sufficient equity at risk or whose equity investors do not have a controlling financial interest. In accordance with FASB Interpretation No. 46 (Revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51” (FIN 46R), a VIE is consolidated by the party known as the primary beneficiary that will absorb a majority of the variability created by the assets and other contractual arrangements of the VIE. For example, an entity that holds a majority of the subordinated debt or equity securities issued by a VIE, or protects other investors from loss through a guarantee or similar arrangement, may have to consolidate the VIE. The assets and liabilities of consolidated VIEs are recorded on the Corporation’s balance sheet.
(2)	Qualifying special purposes entities (QSPEs) are SPEs whose activities are strictly limited to holding and servicing financial assets and meet the requirements set forth in SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities – a replacement of FASB Statement No. 125” (SFAS 140). QSPEs are generally not required to be consolidated by any party. This table includes only those QSPEs to which we have liquidity exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation

Global Wealth and Investment Management Segment Results (1, 2)

(Dollars in millions, except as noted)

	Nine Months Ended September 30		Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006

	2007	2006
Net interest income (3)	$ 2,893	$ 2,748	$ 1,009	$ 958	$ 926	$ 924	$ 887
Noninterest income:
Investment and brokerage services	3,029	2,494	1,147	972	910	889	828
All other income	174	216	44	78	52	86	63
Total noninterest income	3,203	2,710	1,191	1,050	962	975	891
Total revenue, net of interest expense	6,096	5,458	2,200	2,008	1,888	1,899	1,778
Provision for credit losses	(20)	(41)	(29)	(14)	23	2	—
Noninterest expense	3,317	2,881	1,274	1,033	1,010	987	965
Income before income taxes	2,799	2,618	955	989	855	910	813
Income tax expense (3)	1,038	968	356	363	319	337	300
Net income	$ 1,761	$ 1,650	$ 599	$ 626	$ 536	$ 573	$ 513
Net interest yield (3)	3.16%	3.55%	3.12%	3.17%	3.19%	3.34%	3.41%
Return on average equity	22.18	22.19	19.98	25.27	21.75	22.55	20.95
Efficiency ratio (3)	54.42	52.79	57.91	51.40	53.54	51.94	54.31

Balance sheet
Average
Total loans and leases	$ 70,322	$ 59,890	$ 77,041	$ 67,962	$ 65,839	$ 63,936	$ 61,684
Total earning assets (4)	122,414	103,444	128,345	121,122	117,657	109,730	103,285
Total assets (4)	130,787	110,963	138,394	128,587	125,235	117,287	110,750
Total deposits	120,387	101,063	127,819	118,246	114,955	106,324	100,915
Allocated equity	10,613	9,940	11,887	9,944	9,987	10,090	9,710

Period end
Total loans and leases	$ 78,324	$ 62,723	$ 78,324	$ 69,217	$ 66,695	$ 65,535	$ 62,723
Total earning assets (4)	130,428	104,519	130,428	121,927	120,801	117,342	104,519
Total assets (4)	139,955	112,298	139,955	129,636	128,619	125,287	112,298
Total deposits	130,533	102,249	130,533	118,972	118,124	113,568	102,249

Client assets
Assets under management	$709,955	$517,055	$709,955	$566,267	$547,448	$542,977	$517,055
Client brokerage assets (5)	217,916	193,699	217,916	213,711	209,106	203,799	193,699
Assets in custody	158,756	100,130	158,756	109,360	109,163	107,902	100,130
Less: Client brokerage assets and assets in custody included in assets under management	(87,386)	(64,178)	(87,386)	(80,784)	(73,793)	(67,509)	(64,178)
Total net client assets	$999,241	$746,706	$999,241	$808,554	$791,924	$787,169	$746,706

(1)	Global Wealth and Investment Management services clients through three primary businesses: U.S. Trust, Bank of America Private Wealth Management (U.S. Trust), Columbia Management, and Premier Banking and Investments. In addition, ALM/Other primarily includes the results of ALM activities.
(2)	In July 2007, the acquisition of U.S. Trust Corporation was completed combining with the former Private Bank creating U.S. Trust, Bank of America Private Wealth Management and results of the combined business were reported for periods ending after July 1, 2007.
(3)	Fully taxable-equivalent basis
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).
(5)	Client brokerage assets include non-discretionary brokerage and fee-based assets.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Three Months Ended September 30, 2007
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$ 1,009	$ 294	$ 5	$ 671	$39
Noninterest income:
Investment and brokerage services	1,147	365	490	243	49
All other income	44	15	(7)	34	2
Total noninterest income	1,191	380	483	277	51
Total revenue, net of interest expense	2,200	674	488	948	90
Provision for credit losses	(29)	(34)	—	5	—
Noninterest expense	1,274	481	307	428	58

Income before income taxes	955	227	181	515	32
Income tax expense (3)	356	84	67	190	15

Net income	$ 599	$ 143	$ 114	$ 325	$17

Net interest yield (3)	3.12%	2.80%	n/m	2.70%	n/m
Return on average equity	19.98	15.93	26.59%	79.46	n/m
Efficiency ratio (3)	57.91	71.36	62.91	45.15	n/m
Average - total loans and leases	$ 77,041	$41,522	n/m	$ 35,478	n/m
Average - total deposits	127,819	27,771	n/m	98,341	n/m
Period end - total assets (4)	139,955	45,081	$2,568	102,224	n/m

	Three Months Ended September 30, 2006
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$ 887	$ 221	$ (14)	$ 634	$46
Noninterest income:
Investment and brokerage services	828	223	374	190	41
All other income	63	10	16	31	6

Total noninterest income	891	233	390	221	47

Total revenue, net of interest expense	1,778	454	376	855	93
Provision for credit losses	—	(3)	—	2	1
Noninterest expense	965	310	252	392	11

Income before income taxes	813	147	124	461	81
Income tax expense (3)	300	55	46	170	29

Net income	$ 513	$92	$ 78	$ 291	$52

Net interest yield (3)	3.41%	2.84%	n/m	2.96%	n/m
Return on average equity	20.95	23.44	18.76%	65.89	n/m
Efficiency ratio (3)	54.31	68.39	67.06	45.74	n/m
Average - total loans and leases	$ 61,684	$30,890	n/m	$ 30,778	n/m
Average - total deposits	100,915	16,103	n/m	84,763	n/m
Period end - total assets (4)	112,298	32,187	$ 2,980	88,139	n/m

(1)	In July 2007, the acquisition of U.S. Trust Corporation was completed combining with the former Private Bank creating U.S. Trust, Bank of America Private Wealth Management and results of the combined business were reported for periods ending after July 1, 2007.
(2)	For the three months ended September 30, 2007 and 2006, a total of $2.6 billion and $1.7 billion of deposits were migrated to Global Wealth and Investment Management from Global Consumer and Small Business Banking.
(3)	Fully taxable-equivalent basis
(4)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

31

Bank of America Corporation

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Nine Months Ended September 30, 2007
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$2,893	$743	$8	$2,009	$133
Noninterest income:
Investment and brokerage services	3,029	839	1,358	704	128
All other income	174	39	19	105	11

Total noninterest income	3,203	878	1,377	809	139

Total revenue, net of interest expense	6,096	1,621	1,385	2,818	272
Provision for credit losses	(20)	(25)	—	5	—
Noninterest expense	3,317	1,099	861	1,256	101

Income before income taxes	2,799	547	524	1,557	171
Income tax expense (3)	1,038	202	194	576	66

Net income	$1,761	$345	$330	$981	$105

Net interest yield (3)	3.16%	2.76%	n/m	2.79%	n/m
Return on average equity	22.18	21.22	26.39%	81.23	n/m
Efficiency ratio (3)	54.42	67.80	62.21	44.54	n/m
Average - total loans and leases	$70,322	$35,999	n/m	$34,300	n/m
Average - total deposits	120,387	23,728	n/m	96,062	n/m
Period end - total assets (4)	139,955	45,081	$2,568	102,224	n/m

	Nine Months Ended September 30, 2006
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$2,748	$677	$(34)	$1,910	$195
Noninterest income:
Investment and brokerage services	2,494	691	1,116	569	118
All other income	216	69	37	90	20

Total noninterest income	2,710	760	1,153	659	138

Total revenue, net of interest expense	5,458	1,437	1,119	2,569	333
Provision for credit losses	(41)	(51)	—	10	—
Noninterest expense	2,881	923	738	1,149	71

Income before income taxes	2,618	565	381	1,410	262
Income tax expense (3)	968	209	141	522	96

Net income	$1,650	$356	$240	$888	$166

Net interest yield (3)	3.55%	2.98%	n/m	3.00%	n/m
Return on average equity	22.19	33.02	19.83%	71.76	n/m
Efficiency ratio (3)	52.79	64.22	65.99	44.72	n/m
Average - total loans and leases	$59,890	$30,353	n/m	$29,518	n/m
Average - total deposits	101,063	15,941	n/m	85,065	n/m
Period end - total assets (4)	112,298	32,187	$2,980	88,139	n/m

(1)	In July 2007, the acquisition of U.S. Trust Corporation was completed combining with the former Private Bank creating U.S. Trust, Bank of America Private Wealth Management and results of the combined business were reported for periods ending after July 1, 2007.
(2)	For the nine months ended September 30, 2007 and 2006, a total of $9.0 billion and $7.0 billion of deposits were migrated to Global Wealth and Investment Management from Global Consumer and Small Business Banking.
(3)	Fully taxable-equivalent basis
(4)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation

Global Wealth and Investment Management - Key Indicators

(Dollars in millions, except as noted)

	Nine Months Ended September 30		Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006
	2007	2006
Investment and Brokerage Services
U.S. Trust (1)
Asset management fees	$817	$672	$357	$242	$218	$217	$217
Brokerage income	22	19	8	8	6	6	6

Total	$839	$691	$365	$250	$224	$223	$223

Columbia Management
Asset management fees	$1,355	$1,113	$489	$444	$422	$416	$373
Brokerage income	3	3	1	1	1	1	1

Total	$1,358	$1,116	$490	$445	$423	$417	$374

Premier Banking and Investments
Asset management fees	$221	$156	$81	$73	$67	$60	$57
Brokerage income	483	413	162	167	154	149	133

Total	$704	$569	$243	$240	$221	$209	$190

All Other
Asset management fees	$128	$118	$49	$37	$42	$40	$41
Brokerage income	-	-	-	-	-	-	-

Total	$128	$118	$49	$37	$42	$40	$41

Total Global Wealth and Investment Management
Asset management fees	$2,521	$2,059	$976	$796	$749	$733	$688
Brokerage income	508	435	171	176	161	156	140

Total investment and brokerage services	$3,029	$2,494	$1,147	$972	$910	$889	$828

Assets Under Management (2)

Assets under management by business:
U.S. Trust (1)	$225,297	$134,917	$225,297	$144,054	$140,521	$139,172	$134,917
Columbia Management	511,996	410,781	511,996	453,092	438,651	433,426	410,781
Retirement and GWIM Client Solutions (3)	44,512	31,799	44,512	27,043	25,481	31,197	31,799
Premier Banking and Investments	21,392	16,804	21,392	22,183	20,312	18,640	16,804
Eliminations (4)	(94,255)	(79,256)	(94,255)	(81,653)	(79,568)	(81,435)	(79,256)
International Wealth Management	1,013	2,010	1,013	1,548	2,051	1,977	2,010

Total assets under management	$709,955	$517,055	$709,955	$566,267	$547,448	$542,977	$517,055

Assets under management rollforward:
Beginning balance	$542,977	$482,394	$566,267	$547,448	$542,977	$517,055	$500,144
Net flows (3)	27,497	21,268	18,066	7,763	1,668	16,604	10,901
Market valuation/other	139,481	13,393	125,622	11,056	2,803	9,318	6,010

Ending balance	$709,955	$517,055	$709,955	$566,267	$547,448	$542,977	$517,055

Assets under management mix:
Money market/other	$246,748	$198,385	$246,748	$213,481	$208,482	$208,549	$198,385
Fixed income	109,117	87,125	109,117	83,425	84,504	86,665	87,125
Equity	354,090	231,545	354,090	269,361	254,462	247,763	231,545

Total assets under management	$709,955	$517,055	$709,955	$566,267	$547,448	$542,977	$517,055

Client Brokerage Assets	$217,916	$193,699	$217,916	$213,711	$209,106	$203,799	$193,699

Premier Banking and Investments Metrics
Client facing associates
Number of client managers	2,505	2,292	2,505	2,498	2,525	2,420	2,292
Number of financial advisors	1,847	1,905	1,847	1,888	1,927	1,954	1,905
All other	1,020	1,093	1,020	1,094	1,218	1,207	1,093

Total client facing associates	5,372	5,290	5,372	5,480	5,670	5,581	5,290

Financial Advisor Productivity (5) (in thousands)	$332	$275	$116	$114	$102	$98	$91
Total client balances (6)	$299,275	$265,612	$299,275	$292,455	$288,138	$279,659	$265,612
Number of Households with Banking and Brokerage Relationships (in thousands)	267	238	267	256	248	244	238

U.S. Trust Metrics (1)
Client facing associates	3,911	2,045	3,911	2,105	2,144	2,121	2,045
Total client balances (6)	$403,088	$206,777	$403,088	$227,086	$222,414	$219,911	$206,777

Columbia Management Performance Metrics
# of 4 or 5 Star Funds by Morningstar	47	36	47	40	38	35	36
% of Assets Under Management in 4 or 5 Star Rated Funds (7)	55%	61%	55%	51%	58%	57%	61%

(1)	In July 2007, the acquisition of U.S. Trust Corporation was completed combining with the former Private Bank creating U.S. Trust, Bank of America Private Wealth Management and results of the combined business were reported for periods ending after July 1, 2007.
(2)	The acquisition of U.S. Trust Corporation contributed $115.6 billion to assets under management.
(3)	First quarter 2007 balances were impacted by one large $5.4 billion outflow related to one large institutional client in the Retirement and GWIM Client Solutions.
(4)	The elimination of client brokerage assets and assets in custody that are also included in assets under management.
(5)	Financial advisor productivity is defined as full service gross production divided by average number of total financial advisors.
(6)	Client balances are defined as deposits, assets under management, client brokerage assets and other assets in custody.
(7)	Results shown are defined by Columbia Management’s calculation using Morningstar’s Overall Rating criteria for 4 & 5 star rating. The assets under management of the Columbia Funds that had a 4 & 5 star rating were totaled then divided by the assets under management of all the funds in the ranking.

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation

All Other Results (1)

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006
	2007	2006
Net interest income (2)	$(5,743)	$(4,303)	$(2,031)	$(1,943)	$(1,769)	$(1,628)	$(1,418)
Noninterest income:
Card income	2,136	2,969	739	676	721	826	841
Equity investment income	3,467	1,841	852	1,719	896	1,031	687
Gains (losses) on sales of debt securities	70	(484)	7	2	61	9	(480)
All other income	(646)	218	(333)	(255)	(58)	(119)	632

Total noninterest income	5,027	4,544	1,265	2,142	1,620	1,747	1,680

Total revenue, net of interest expense	(716)	241	(766)	199	(149)	119	262
Provision for credit losses (3)	(3,915)	(2,358)	(1,290)	(1,311)	(1,314)	(1,136)	(920)
Merger and restructuring charges	270	561	84	75	111	244	269
All other noninterest expense	13	899	(272)	(89)	374	71	149

Income before income taxes	2,916	1,139	712	1,524	680	940	764
Income tax expense (2)	822	330	165	536	121	249	213

Net income	$2,094	$809	$547	$988	$559	$691	$551

Balance sheet
Average
Total loans and leases	$99,161	$67,413	$104,061	$101,096	$92,200	$80,664	$85,965
Total earning assets	218,780	216,264	238,018	213,691	204,264	195,394	239,638
Total assets	269,603	271,951	285,392	264,710	258,413	248,941	294,032
Total deposits	34,720	44,007	35,478	31,986	36,708	41,564	48,630
Period end
Total loans and leases	$102,003	$76,412	$102,003	$107,429	$97,085	$90,594	$76,412
Total earning assets	248,264	186,822	248,264	219,457	199,041	197,268	186,822
Total assets	299,104	270,183	299,104	269,673	247,527	249,142	270,183
Total deposits	35,975	39,259	35,975	31,688	29,654	38,706	39,259

(1)	All Other consists of equity investment activities including Principal Investing, Corporate Investments and Strategic Investments, the residual impact of the allowance for credit losses and the cost allocation processes, merger and restructuring charges, intersegment eliminations, and the results of certain businesses that are expected to be or have been sold or liquidated. All Other also includes certain amounts associated with ALM activities, including the residual impact of funds transfer pricing allocation methodologies, amounts associated with the change in the value of derivatives used as economic hedges of interest rate and foreign exchange rate fluctuations that do not qualify for SFAS No. 133 “Accounting for Derivative instruments and Hedging Activities, as amended” hedge accounting treatment, foreign exchange rate fluctuations related to the SFAS No. 52, “Foreign Currency Translation” revaluation of foreign denominated debt issuances, certain gains (losses) on sales of whole mortgage loans, and gains (losses) on sales of debt securities. In addition, All Other includes the offsetting securitization impact to present Global Consumer and Small Business Banking on a managed basis. (See Exhibit A: Non-GAAP Reconciliations - All Other - Reconciliation on page 44).
(2)	Fully taxable-equivalent basis
(3)	Provision for credit losses represents the provision for credit losses in All Other combined with the Global Consumer and Small Business Banking securitization offset.

Components of Equity Investment Income

(Dollars in millions)

	Nine Months Ended September 30		Third Quarter 2007	Second Quarter 2007	First Quarter 2007	Fourth Quarter 2006	Third Quarter 2006
	2007	2006
Principal Investing	$2,100	$1,347	$275	$1,250	$575	$547	$604
Corporate and Strategic Investments	1,367	494	577	469	321	484	83

Total equity investment income included in All Other	3,467	1,841	852	1,719	896	1,031	687
Total equity investment income included in the business segments	280	281	52	110	118	36	18

Total consolidated equity investment income	$3,747	$2,122	$904	$1,829	$1,014	$1,067	$705

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation

Outstanding Loans and Leases

(Dollars in millions)

	September 30 2007	June 30 2007	Increase (Decrease)
Consumer
Residential mortgage	$271,753	$269,721	$ 2,032
Credit card - domestic	58,716	57,036	1,680
Credit card - foreign	12,986	12,205	781
Home equity	101,046	96,467	4,579
Direct/Indirect consumer	70,424	66,181	4,243
Other consumer (1)	7,780	8,041	(261)

Total consumer	522,705	509,651	13,054

Commercial
Commercial - domestic (2)	177,251	164,620	12,631
Commercial real estate (3)	40,374	36,950	3,424
Commercial lease financing	20,357	20,053	304
Commercial - foreign	28,325	23,755	4,570

Total commercial loans measured at historical cost	266,307	245,378	20,929
Commercial loans measured at fair value (4)	4,525	3,606	919

Total commercial	270,832	248,984	21,848

Total loans and leases	$793,537	$758,635	$34,902

(1)	Includes foreign consumer loans of $4.6 billion and $4.7 billion, and consumer finance loans of $3.1 billion and $3.3 billion at September 30, 2007 and June 30, 2007.
(2)	Includes small business commercial - domestic loans of $16.4 billion and $15.5 billion at September 30, 2007 and June 30, 2007.
(3)	Includes domestic commercial real estate loans of $39.1 billion and $36.2 billion, and foreign commercial real estate loans of $1.2 billion and $674 million at September 30, 2007 and June 30, 2007.
(4)	Certain commercial loans are measured at fair value in accordance with SFAS 159 and include commercial - domestic loans of $3.63 billion and $2.61 billion, commercial - foreign loans of $672 million and $795 million, and commercial real estate loans of $224 million and $198 million at September 30, 2007 and June 30, 2007.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation

Average Loans and Leases by Business Segment

(Dollars in millions)

	Third Quarter 2007
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$274,385	$ 36,072	$ 1,084	$31,347	$205,882
Credit card - domestic	57,491	142,369	—	—	(84,878)
Credit card - foreign	11,995	29,633	—	—	(17,638)
Home equity	98,611	72,381	951	21,709	3,570
Direct/Indirect consumer	69,425	27,389	40,959	4,837	(3,760)
Other consumer	7,875	4,654	10	—	3,211

Total consumer	519,782	312,498	43,004	57,893	106,387
Commercial
Commercial - domestic	176,554	17,696	141,717	18,008	(867)
Commercial real estate	38,977	103	37,808	1,044	22
Commercial lease financing	20,044	—	22,169	—	(2,125)
Commercial - foreign	25,159	1,359	23,060	96	644

Total commercial	260,734	19,158	224,754	19,148	(2,326)

Total loans and leases	$780,516	$331,656	$267,758	$77,041	$104,061

	Second Quarter 2007
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$260,099	$ 32,564	$ 1,314	$25,249	$200,972
Credit card - domestic	56,235	138,429	—	—	(82,194)
Credit card - foreign	11,946	29,140	—	—	(17,194)
Home equity	94,267	69,087	944	20,715	3,521
Direct/Indirect consumer	64,227	25,289	40,797	3,010	(4,869)
Other consumer	8,101	4,714	8	—	3,379

Total consumer	494,875	299,223	43,063	48,974	103,615
Commercial
Commercial - domestic	166,529	16,619	133,079	17,896	(1,065)
Commercial real estate	36,788	101	35,670	996	21
Commercial lease financing	19,784	—	21,845	—	(2,061)
Commercial - foreign	22,223	1,303	20,238	96	586

Total commercial	245,324	18,023	210,832	18,988	(2,519)

Total loans and leases	$740,199	$317,246	$253,895	$67,962	$101,096

	Third Quarter 2006
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$222,889	$ 28,537	$ 1,357	$ 22,632	$170,363
Credit card - domestic	62,508	138,545	—	—	(76,037)
Credit card - foreign	9,455	25,593	—	—	(16,138)
Home equity	79,899	58,068	1,053	18,303	2,475
Direct/Indirect consumer	51,536	20,634	35,764	3,032	(7,894)
Other consumer	11,076	4,192	9	2	6,873

Total consumer	437,363	275,569	38,183	43,969	79,642
Commercial
Commercial - domestic	153,007	14,091	124,127	16,636	(1,847)
Commercial real estate	37,471	102	36,147	993	229
Commercial lease financing	20,875	—	20,399	—	476
Commercial - foreign	24,761	1,266	15,944	86	7,465

Total commercial	236,114	15,459	196,617	17,715	6,323

Total loans and leases	$673,477	$291,028	$234,800	$ 61,684	$ 85,965

(1)	Global Consumer and Small Business Banking is presented on a managed basis with a corresponding offset recorded in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation

Commercial Credit Exposure by Industry (1, 2, 3)

(Dollars in millions)

	Commercial Utilized			Total Commercial Committed
	September 30 2007	June 30 2007	Increase (Decrease)	September 30 2007	June 30 2007	Increase (Decrease)
Diversified financials	$ 33,417	$ 35,986	$ (2,569)	$ 81,592	$ 80,491	$ 1,101
Real estate (4)	55,963	53,046	2,917	80,254	77,356	2,898
Government and public education	29,814	22,788	7,026	57,119	50,198	6,921
Retailing	29,946	28,102	1,844	46,870	45,094	1,776
Capital goods	18,964	18,461	503	40,821	38,872	1,949
Banks	28,673	27,984	689	37,427	37,729	(302)
Consumer services	20,875	19,670	1,205	35,978	33,508	2,470
Healthcare equipment and services	19,177	17,388	1,789	34,277	33,989	288
Materials	18,115	16,331	1,784	31,524	29,043	2,481
Individuals and trusts	19,208	17,904	1,304	28,322	27,047	1,275
Commercial services and supplies	18,494	16,829	1,665	27,201	25,673	1,528
Food, beverage and tobacco	11,930	11,489	441	23,069	22,956	113
Energy	9,913	9,593	320	19,810	19,171	639
Media	9,488	8,779	709	18,212	18,343	(131)
Utilities	5,777	5,182	595	17,453	17,682	(229)
Insurance	8,042	7,491	551	16,399	15,875	524
Transportation	10,560	10,568	(8)	15,491	15,567	(76)
Religious and social organizations	7,784	7,569	215	10,367	10,042	325
Consumer durables and apparel	5,156	4,799	357	9,522	9,211	311
Technology hardware and equipment	3,746	3,685	61	9,244	8,659	585
Telecommunication services	3,446	3,504	(58)	8,237	8,332	(95)
Software and services	3,733	2,991	742	8,132	7,060	1,072
Pharmaceuticals and biotechnology	3,748	3,608	140	7,268	7,217	51
Automobiles and components	1,795	2,047	(252)	5,144	6,053	(909)
Food and staples retailing	2,220	2,206	14	4,316	4,493	(177)
Household and personal products	856	653	203	2,540	2,187	353
Semiconductors and semiconductor equipment	810	612	198	1,551	1,370	181
Other	7,465	9,195	(1,730)	7,984	9,601	(1,617)

Total commercial credit exposure by industry	$389,115	$368,460	$20,655	$686,124	$662,819	$23,305
Net credit default protection purchased on total commitments (5)				$ (5,037)	$ (2,041)

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $9.6 billion and $7.3 billion at September 30, 2007 and June 30, 2007. In addition to cash collateral, derivative assets are also collateralized by $8.4 billion and $7.9 billion of primarily other marketable securities at September 30, 2007 and June 30, 2007 for which the credit risk has not been reduced.
(2)	Total commercial utilized and total commercial committed exposure includes loans and unfunded commitments measured at fair value in accordance with SFAS 159 and is comprised of loans outstanding of $4.53 billion and $3.61 billion, issued letters of credit at notional value of $1.1 billion and $1.1 billion, and unfunded loan commitments at notional value of $19.1 billion and $20.6 billion at September 30, 2007 and June 30, 2007.
(3)	Includes small business commercial - domestic exposure.
(4)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flow and primary source of repayment as key factors.
(5)	A negative amount reflects net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation

Net Credit Default Protection by Maturity Profile

	September 30 2007	June 30 2007
Less than or equal to one year	23%	17%
Greater than one year and less than or equal to five years	57	37
Greater than five years	20	46
Total net credit default protection	100%	100%

Net Credit Default Protection by Credit Exposure Debt Rating (1)

(Dollars in millions)

	September 30, 2007		June 30, 2007
Ratings	Net Notional	Percent	Net Notional	Percent
AAA	$ (11)	0.2%	$ 6	(0.3	) %
AA	(96)	1.9	36	(1.8)
A	(1,755)	34.8	(598)	29.3
BBB	(2,296)	45.6	(459)	22.5
BB	(1,215)	24.1	(538)	26.4
B	(155)	3.1	(127)	6.2
CCC and below	(75)	1.5	(55)	2.7
NR (2)	566	(11.2)	(306)	15.0
Total net credit default protection	$(5,037)	100.0%	$(2,041)	100.0%

(1)	In order to mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.
(2)	In addition to unrated names, “NR” includes $607 million and $(286) million in net credit default swaps index positions at September 30, 2007 and June 30, 2007. While index positions are principally investment grade, credit default swaps indices include names in and across each of the ratings categories.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation

Selected Emerging Markets (1)

(Dollars in millions)

	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities/Other Investments (4)	Total Cross–border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Emerging Markets Exposure September 30, 2007	Increase (Decrease) from June 30, 2007
By Region/Country
Asia Pacific
China (7)	$ 277	$ 128	$ 247	$ 3,369	$ 4,021	$143	$ 4,164	$ 231
South Korea	250	786	122	2,940	4,098	-	4,098	154
India	1,232	869	362	1,220	3,683	-	3,683	415
Singapore	435	66	179	915	1,595	-	1,595	467
Taiwan	326	62	74	168	630	311	941	(91)
Hong Kong	363	59	167	287	876	-	876	295
Other Asia Pacific (8)	126	112	11	538	787	27	814	158
Total Asia Pacific	3,009	2,082	1,162	9,437	15,690	481	16,171	1,629
Latin America
Mexico (9)	1,045	215	33	3,045	4,338	-	4,338	(27)
Brazil (10)	311	112	62	2,665	3,150	218	3,368	73
Chile	429	58	-	19	506	6	512	214
Other Latin America (8)	111	190	48	90	439	176	615	52
Total Latin America	1,896	575	143	5,819	8,433	400	8,833	312
Middle East and Africa
South Africa	456	4	22	136	618	-	618	(608)
Other Middle East and Africa (8)	585	71	138	172	966	-	966	17
Total Middle East and Africa	1,041	75	160	308	1,584	-	1,584	(591)
Central and Eastern Europe (8)	39	66	74	258	437	-	437	109
Total emerging markets exposure	$5,985	$2,798	$1,539	$15,822	$26,144	$881	$27,025	$1,459

(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe excluding Greece. There was no emerging market exposure included in the portfolio measured at fair value in accordance with SFAS 159 at September 30, 2007 and June 30, 2007.
(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(3)	Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $84 million and $98 million at September 30, 2007 and June 30, 2007. At September 30, 2007 and June 30, 2007 there were $2 million and less than $1 million of other marketable securities collateralizing derivative assets.
(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty, consistent with Federal Financial Institutions Examination Council (FFIEC) reporting rules. Cross-border resale agreements where the underlying securities are U.S. Treasury securities, in which case the domicile is the U.S., are excluded from this presentation.
(5)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.
(6)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Local funding or liabilities are subtracted from local exposures as allowed by the FFIEC. Total amount of available local liabilities funding local country exposure at September 30, 2007 was $18.6 billion compared to $20.2 billion at June 30, 2007. Local liabilities at September 30, 2007 in Asia Pacific and Latin America were $16.7 billion and $1.9 billion, of which $5.9 billion were in Hong Kong, $4.6 billion in Singapore, $2.7 billion in South Korea, $1.8 billion in Mexico, $1.1 billion in India, $899 million in China, $581 million in Taiwan and $542 million in Thailand. There were no other countries with available local liabilities funding local country exposure greater than $500 million.
(7)	Securities/Other Investments include an investment of $3.0 billion in China Construction Bank.
(8)	No country included in Other Asia Pacific, Other Latin America, Other Middle East and Africa, and Central and Eastern Europe had total foreign exposure of more than $500 million.
(9)	Securities/Other Investments include an investment of $2.7 billion in Grupo Financiero Santander Serfin.
(10)	Securities/Other Investments include an investment of $2.6 billion in Banco Itau Holding Financeira S.A.

Certain	prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation

Nonperforming Assets

(Dollars in millions)

	September 30 2007	June 30 2007	March 31 2007	December 31 2006	September 30 2006
Residential mortgage	$ 1,176	$ 867	$ 732	$ 660	$ 599
Home equity (1)	764	496	363	291	211
Direct/Indirect consumer (1)	6	3	2	2	1
Other consumer	94	94	133	77	86

Total consumer	2,040	1,460	1,230	1,030	897

Commercial - domestic (2)	646	399	404	505	491
Commercial real estate	352	280	189	118	68
Commercial lease financing	29	27	21	42	35
Commercial - foreign	16	17	29	13	36

	1,043	723	643	678	630
Small business commercial - domestic	97	101	97	79	53

Total commercial	1,140	824	740	757	683

Total nonperforming loans and leases	3,180	2,284	1,970	1,787	1,580
Foreclosed properties	192	108	89	69	76

Total nonperforming assets (3, 4)	$3,372	$2,392	$2,059	$1,856	$1,656

Loans past due 90 days or more and still accruing (4, 5)	$ 2,955	$2,798	$2,870	$3,056	$2,719
Nonperforming assets/Total assets (6)	0.21%	0.16%	0.14%	0.13%	0.11%
Nonperforming assets/Total loans, leases and foreclosed properties (6)	0.43	0.32	0.29	0.26	0.25
Nonperforming loans and leases/Total loans and leases (6)	0.40	0.30	0.27	0.25	0.24

Allowance for credit losses:
Allowance for loan and lease losses	$9,535	$9,060	$8,732	$9,016	$8,872
Reserve for unfunded lending commitments	392	376	374	397	388

Total allowance for credit losses	$9,927	$9,436	$9,106	$9,413	$9,260

Allowance for loan and lease losses/Total loans and leases measured at historical cost (6)	1.21%	1.20%	1.21%	1.28%	1.33%
Allowance for loan and lease losses/Total nonperforming loans and leases measured at historical cost	300	397	443	505	562
Commercial criticized exposure (7)	$10,820	$7,187	$7,119	$7,061	$7,257
Commercial criticized exposure/Commercial utilized exposure (7)	3.05%	2.17%	2.24%	2.20%	2.29%

(1)	Home equity nonperforming loan balances of $42 million and $36 million at December 31, 2006 and September 30, 2006 have been reclassified to home equity from direct/indirect to conform to the current period presentation.
(2)	Excludes small business commercial - domestic loans.
(3)	Balances do not include nonperforming loans held-for-sale included in other assets of $93 million, $73 million, $94 million, $80 million and $99 million at September 30, 2007, June 30, 2007, March 31, 2007, December 31, 2006, and September 30, 2006, respectively.
(4)	Balances do not include loans measured at fair value in accordance with SFAS 159. At September 30, 2007, June 30, 2007 and March 31, 2007 there were no nonperforming loans or loans past due 90 days or more and still accruing interest measured under fair value in accordance with SFAS 159.
(5)	Balances do not include loans held-for-sale past due 90 days or more and still accruing interest included in other assets of $8 million and $23 million at September 30, 2007 and 2006.
(6)	Ratios do not include loans measured at fair value in accordance with SFAS 159 of $4.53 billion, $3.61 billion and $3.86 billion at September 30, 2007, June 30, 2007 and March 31, 2007, respectively.
(7)	Criticized exposure and ratios exclude assets held-for-sale and exposure measured at fair value in accordance with SFAS 159. Including assets held-for-sale and commercial loans measured at fair value, the ratios would have been 3.65 percent, 2.25 percent and 2.41 percent at September 30, 2007, June 30, 2007 and March 31, 2007, respectively. Including assets held-for-sale, the ratios would have been 2.23 percent and 2.22 percent at December 31, 2006 and September 30, 2006.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation

Quarterly Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1)

(Dollars in millions)

	Third Quarter 2007		Second Quarter 2007		First Quarter 2007		Fourth Quarter 2006 (2, 3)		Third Quarter 2006 (2, 3)
Held Basis	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$13	0.02%	$11	0.02%	$6	0.01%	$9	0.02%	$6	0.01%
Credit card - domestic	712	4.91	807	5.76	806	5.66	884	5.86	853	5.42
Credit card - foreign	96	3.19	86	2.88	88	3.22	79	3.03	70	2.94
Home equity	50	0.20	28	0.12	17	0.08	19	0.09	11	0.06
Direct/Indirect consumer	312	1.78	241	1.50	235	1.59	190	1.41	152	1.17
Other consumer	119	5.99	100	4.96	92	4.22	101	3.78	85	3.03

Total consumer	1,302	0.99	1,273	1.03	1,244	1.06	1,282	1.14	1,177	1.07

Commercial - domestic (4)	13	0.03	32	0.09	25	0.07	8	0.02	12	0.03
Commercial real estate	28	0.28	(1)	(0.01)	3	0.03	1	0.01	2	0.02
Commercial lease financing	(3)	(0.07)	(11)	(0.21)	(1)	(0.03)	12	0.22	-	-
Commercial - foreign	(4)	(0.06)	6	0.10	(3)	(0.05)	(1)	(0.02)	(13)	(0.21)

	34	0.05	26	0.05	24	0.04	20	0.03	1	-
Small business commercial - domestic	237	5.89	196	5.23	159	4.59	115	3.44	99	3.16

Total commercial	271	0.42	222	0.37	183	0.31	135	0.22	100	0.17

Total net charge-offs	$1,573	0.80	$1,495	0.81	$1,427	0.81	$1,417	0.82	$1,277	0.75

By Business Segment
Global Consumer and Small Business Banking (5)	$2,687	3.21%	$2,662	3.37%	$2,433	3.20%	$2,336	3.09%	$2,109	2.87%
Global Corporate and Investment Banking	114	0.17	74	0.12	102	0.17	85	0.14	82	0.14
Global Wealth and Investment Management	16	0.08	4	0.03	18	0.11	2	0.01	-	-
All Other (5)	(1,244)	(4.74)	(1,245)	(4.94)	(1,126)	(4.95)	(1,006)	(4.95)	(914)	(4.22)

Total net charge-offs	$1,573	0.80	$1,495	0.81	$1,427	0.81	$1,417	0.82	$1,277	0.75

Supplemental managed basis data
Credit card - domestic	$1,707	4.76%	$1,786	5.17%	$1,651	4.80%	$1,615	4.61%	$1,479	4.23%
Credit card - foreign	317	4.24	313	4.31	302	4.37	291	4.30	269	4.17

Total credit card managed net losses	$2,024	4.67	$2,099	5.02	$1,953	4.73	$1,906	4.56	$1,748	4.23

Total commercial	271	0.42	222	0.37	183	0.31	135	0.22	107	0.18
Total managed losses	2,839	1.27	2,766	1.31	2,572	1.26	2,453	1.23	2,195	1.11

(1)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases measured at historical cost during the period for each loan and lease category.
(2)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on credit card - domestic $11 million and $10 million, credit card - foreign $4 million and $5 million, direct/indirect consumer $6 million and $5 million, and other consumer $4 million and $6 million for the three months ended December 31, 2006 and September 30, 2006. The impact of SOP 03-3 was not material for the quarters ended September 30, 2007, June 30, 2007 and March 31, 2007. Refer to Exhibit A on page 45 for a reconciliation of net charge-offs and net charge-off ratios to the net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.
(3)	Historical ratios have been adjusted for home equity and direct/indirect consumer due to the reclassification of home equity loan balances from direct/indirect to home equity. The impact on net charge-offs was not material.
(4)	Excludes small business commercial - domestic loans.
(5)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services. The securitization offset is included within All Other.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation

Year-to-Date Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1)

(Dollars in millions)

	Nine Months Ended September 30
	2007		2006 (2, 3)
Held Basis	Amount	Percent	Amount	Percent
Residential mortgage	$ 30	0.02%	$ 30	0.02%
Credit card - domestic	2,325	5.44	2,210	4.53
Credit card - foreign	270	3.09	146	2.24
Home equity	95	0.13	32	0.06
Direct/Indirect consumer	788	1.60	334	0.92
Other consumer	311	5.03	202	2.52

Total consumer	3,819	1.02	2,954	0.96

Commercial - domestic (4)	70	0.06	(33)	(0.03)
Commercial real estate	30	0.11	2	0.01
Commercial lease financing	(15)	(0.10)	(40)	(0.26)
Commercial - foreign	(1)	(0.01)	(7)	(0.04)

	84	0.05	(78)	(0.05)
Small business commercial - domestic	592	5.27	246	2.84

Total commercial	676	0.37	168	0.10

Total net charge-offs	$4,495	0.80	$3,122	0.65

By Business Segment:
Global Consumer and Small Business Banking (5)	$7,782	3.26%	$5,287	2.49%
Global Corporate and Investment Banking	290	0.15	161	0.09
Global Wealth and Investment Management	38	0.07	(44)	(0.09)
All Other (5)	(3,615)	(4.87)	(2,282)	(4.52)

Total net charge-offs	$4,495	0.80	$3,122	0.65

Supplemental managed basis data
Credit card - domestic	$5,144	4.91%	$3,779	3.65%
Credit card - foreign	932	4.31	689	3.82

Total credit card managed net losses	$6,076	4.81	$4,468	3.68

Total commercial	676	0.37	199	0.11
Total managed losses	8,177	1.27	5,488	0.98

(1)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases measured at historical cost during the period for each loan and lease category.
(2)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on credit card - domestic $88 million, credit card - foreign $49 million, direct/indirect consumer $72 million, other consumer $37 million and commercial - domestic $17 million for the nine months ended September 30, 2006.

The impact of SOP 03-3 was not material for the nine months ended September 30, 2007. Refer to Exhibit A on page 45 for a reconciliation of net charge- offs and net charge-off ratios to net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.

(3)	Historical ratios have been adjusted for home equity and direct/indirect consumer due to the reclassification of home equity loan balances from direct/indirect to home equity. The impact on net charge-offs was not material.
(4)	Excludes small business commercial - domestic loans.
(5)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services. The securitization offset is included within All Other.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation

Global Consumer and Small Business Banking - Reconciliation

(Dollars in millions)

	Nine Months Ended September 30, 2007			Nine Months Ended September 30, 2006			Third Quarter 2007

	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$ 21,409	$ (5,956)	$15,453	$21,059	$ (5,664)	$15,395	$ 7,265	$ (2,085)	$5,180
Noninterest income:
Card income	7,564	2,528	10,092	6,739	3,569	10,308	2,587	896	3,483
Service charges	4,384	—	4,384	3,949	—	3,949	1,519	—	1,519
Mortgage banking income	843	—	843	630	—	630	244	—	244
Gains (losses) on sales of debt securities	(1)	—	(1)	(1)	—	(1)	—	—	—
All other income	969	(221)	748	879	(245)	634	370	(70)	300

Total noninterest income	13,759	2,307	16,066	12,196	3,324	15,520	4,720	826	5,546

Total revenue, net of interest expense	35,168	(3,649)	31,519	33,255	(2,340)	30,915	11,985	(1,259)	10,726
Provision for credit losses	8,626	(3,649)	4,977	5,757	(2,340)	3,417	3,121	(1,259)	1,862
Noninterest expense	14,567	—	14,567	13,591	—	13,591	4,971	—	4,971

Income before income taxes	11,975	—	11,975	13,907	—	13,907	3,893	—	3,893
Income tax expense (3)	4,416	—	4,416	5,123	—	5,123	1,441	—	1,441

Net income	$ 7,559	$ —	$ 7,559	$ 8,784	$ —	$ 8,784	$ 2,452	$ —	$2,452

Balance sheet
Average - total loans and leases	$319,089	$(102,675)	$216,414	$284,261	$ (95,050)	$189,211	$331,656	$ (104,317)	$227,339
Period end - total loans and leases	337,783	(103,542)	234,241	294,207	(98,683)	195,524	337,783	(103,542)	234,241

	Second Quarter 2007			First Quarter 2007			Fourth Quarter 2006

	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$ 7,132	$ (1,981)	$ 5,151	$ 7,012	$ (1,890)	$ 5,122	$ 7,138	$ (1,929)	$ 5,209
Noninterest income:
Card income	2,596	793	3,389	2,381	839	3,220	2,635	996	3,631
Service charges	1,488	—	1,488	1,377	—	1,377	1,394	—	1,394
Mortgage banking income	297	—	297	302	—	302	247	—	247
Gains (losses) on sales of debt securities	—	—	—	(1)	—	(1)	(1)	—	(1)
All other income	331	(74)	257	268	(77)	191	258	(90)	168

Total noninterest income	4,712	719	5,431	4,327	762	5,089	4,533	906	5,439

Total revenue, net of interest expense	11,844	(1,262)	10,582	11,339	(1,128)	10,211	11,671	(1,023)	10,648
Provision for credit losses	3,094	(1,262)	1,832	2,411	(1,128)	1,283	2,777	(1,023)	1,754
Noninterest expense	4,911	—	4,911	4,685	—	4,685	4,784	—	4,784

Income before income taxes	3,839	—	3,839	4,243	—	4,243	4,110	—	4,110
Income tax expense (3)	1,403	—	1,403	1,572	—	1,572	1,516	—	1,516

Net income	$ 2,436	$ —	$ 2,436	$ 2,671	$ —	$ 2,671	$ 2,594	$ —	$ 2,594

Balance sheet
Average - total loans and leases	$317,246	$(101,905)	$215,341	$308,105	$(101,776)	$206,329	$299,614	$ (99,765)	$199,849
Period end - total loans and leases	324,452	(102,752)	221,700	309,992	(102,363)	207,629	307,661	(101,865)	205,796

	Third Quarter 2006
	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$ 7,016	$ (1,872)	$ 5,144
Noninterest income:
Card income	2,333	1,032	3,365
Service charges	1,410	—	1,410
Mortgage banking income	215	—	215
Gains (losses) on sales of debt securities	—	—	—
All other income	310	(68)	242

Total noninterest income	4,268	964	5,232

Total revenue, net of interest expense	11,284	(908)	10,376
Provision for credit losses	2,049	(908)	1,141

Noninterest expense	4,619	—	4,619
Income before income taxes	4,616	—	4,616
Income tax expense (3)	1,697	—	1,697

Net income	$ 2,919	$ —	$ 2,919

Balance sheet
Average - total loans and leases	$291,028	$(97,371)	$193,657
Period end - total loans and leases	294,207	(98,683)	195,524

(1)	Provision for credit losses represents the provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(2)	The securitization impact on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

The Corporation reports its Global Consumer and Small Business Banking’s results, specifically Card Services, on a managed basis. This basis of presentation excludes the Corporation’s securitized mortgage and home equity portfolios for which the Corporation retains servicing. Reporting on a managed basis is consistent with the way that management as well as analysts evaluate the results of Global Consumer and Small Business Banking.

Managed basis assumes that loans that have been securitized were not sold and presents earnings on these loans in a manner similar to the way loans that have not been sold (i.e., held loans) are presented. Loan securitization is an alternative funding process that is used by the Corporation to diversify funding sources. Loan securitization removes loans from the Consolidated Balance Sheet through the sale of loans to an off-balance sheet qualified special purpose entity which is excluded from the Corporation’s Consolidated Financial Statements in accordance with generally accepted accounting principles (GAAP).

The performance of the managed portfolio is important in understanding Global Consumer and Small Business Banking’s and Card Services’ results as it demonstrates the results of the entire portfolio serviced by the business. Securitized loans continue to be serviced by the business and are subject to the same underwriting standards and ongoing monitoring as held loans. In addition, retained excess servicing income is exposed to similar credit risk and repricing of interest rates as held loans. Global Consumer and Small Business Banking’s managed income statement line items differ from a held basis reported as follows:

•

Managed net interest income includes Global Consumer and Small Business Banking’s net interest income on held loans and interest income on the securitized loans less the internal funds transfer pricing allocation related to securitized loans.

•

Managed noninterest income includes Global Consumer and Small Business Banking’s noninterest income on a held basis less the reclassification of certain components of card income (e.g., excess servicing income) to record managed net interest income and provision for credit losses. Noninterest income, both on a held and managed basis, also includes the impact of adjustments to the interest-only strip that are recorded in card income as management continues to manage this impact within Global Consumer and Small Business Banking.

•	Provision for credit losses represents the provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

All of these securitization adjustments relate to the Card Services’ business within Global Consumer and Small Business Banking.

This information is preliminary and based on company data available at the time of the presentation.	43

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation

All Other - Reconciliation

(Dollars in millions)

	Nine Months Ended September 30, 2007			Nine Months Ended September 30, 2006			Third Quarter 2007
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$ (5,743)	$ 5,956	$ 213	$ (4,303)	$ 5,664	$ 1,361	$ (2,031)	$ 2,085	$ 54
Noninterest income:
Card income	2,136	(2,528)	(392)	2,969	(3,569)	(600)	739	(896)	(157)
Equity investment income	3,467	—	3,467	1,841	—	1,841	852	—	852
Gains (losses) on sales of debt securities	70	—	70	(484)	—	(484)	7	—	7
All other income	(646)	221	(425)	218	245	463	(333)	70	(263)

Total noninterest income	5,027	(2,307)	2,720	4,544	(3,324)	1,220	1,265	(826)	439

Total revenue, net of interest expense	(716)	3,649	2,933	241	2,340	2,581	(766)	1,259	493
Provision for credit losses	(3,915)	3,649	(266)	(2,358)	2,340	(18)	(1,290)	1,259	(31)
Merger and restructuring charges	270	—	270	561	—	561	84	—	84
All other noninterest expense	13	—	13	899	—	899	(272)	—	(272)

Income before income taxes	2,916	—	2,916	1,139	—	1,139	712	—	712
Income tax expense (3)	822	—	822	330	—	330	165	—	165

Net income	$ 2,094	$ —	$ 2,094	$ 809	$ —	$ 809	$ 547	$ —	$ 547

Balance sheet
Average - total loans and leases	$ 99,161	$102,675	$201,836	$67,413	$95,050	$162,463	$104,061	$104,317	$208,378
Period end - total loans and leases	102,003	103,542	205,545	76,412	98,683	175,095	102,003	103,542	205,545

	Second Quarter 2007			First Quarter 2007			Fourth Quarter 2006
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$ (1,943)	$ 1,981	$ 38	$(1,769)	$ 1,890	$ 121	$(1,628)	$ 1,929	$ 301
Noninterest income:
Card income	676	(793)	(117)	721	(839)	(118)	826	(996)	(170)
Equity investment income	1,719	—	1,719	896	—	896	1,031	—	1,031
Gains on sales of debt securities	2	—	2	61	—	61	9	—	9
All other income	(255)	74	(181)	(58)	77	19	(119)	90	(29)

Total noninterest income	2,142	(719)	1,423	1,620	(762)	858	1,747	(906)	841

Total revenue, net of interest expense	199	1,262	1,461	(149)	1,128	979	119	1,023	1,142
Provision for credit losses	(1,311)	1,262	(49)	(1,314)	1,128	(186)	(1,136)	1,023	(113)
Merger and restructuring charges	75	—	75	111	—	111	244	—	244
All other noninterest expense	(89)	—	(89)	374	—	374	71	—	71

Income before income taxes	1,524	—	1,524	680	—	680	940	—	940
Income tax expense (3)	536	—	536	121	—	121	249	—	249

Net income	$ 988	$ —	$ 988	$ 559	$ —	$ 559	$ 691	$ —	$ 691

Balance sheet
Average - total loans and leases	$101,096	$101,905	$203,001	$92,200	$101,776	$193,976	$80,664	$99,765	$180,429
Period end - total loans and leases	107,429	102,752	210,181	97,085	102,363	199,448	90,594	101,865	192,459

	Third Quarter 2006
	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$ (1,418)	$ 1,872	$ 454
Noninterest income:
Card income	841	(1,032)	(191)
Equity investment income	687	—	687
Gains (losses) on sales of debt securities	(480)	—	(480)
All other income	632	68	700

Total noninterest income	1,680	(964)	716

Total revenue, net of interest expense	262	908	1,170
Provision for credit losses	(920)	908	(12)
Merger and restructuring charges	269	—	269
All other noninterest expense	149	—	149

Income before income taxes	764	—	764
Income tax expense (3)	213	—	213

Net income	$ 551	$ —	$ 551

Balance sheet
Average - total loans and leases	$85,965	$97,371	$183,336
Period end - total loans and leases	76,412	98,683	175,095

(1)	Provision for credit losses represents provision for credit losses in All Other combined with the Global Consumer and Small Business Banking securitization offset.
(2)	The securitization offset on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Exhibit A: Non-GAAP Reconciliations - continued

Reconciliation of Net Charge-offs and Net Charge-off Ratios to Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3 (1, 2)

Net Charge-offs and Net Charge-off Ratios As Reported

	Nine Months Ended September 30, 2006			Fourth Quarter 2006			Third Quarter 2006
	Average Outstanding			Average Outstanding			Average Outstanding
(Dollars in millions)	Amount	Loans and Leases	Percent (3)	Amount	Loans and Leases	Percent (3)	Amount	Loans and Leases	Percent (3)
Residential mortgage	$ 30	$201,777	0.02%	$ 9	$225,985	0.02%	$ 6	$222,889	0.01%
Credit card - domestic	2,210	65,198	4.53	884	59,802	5.86	853	62,508	5.42
Credit card - foreign	146	8,725	2.24	79	10,375	3.03	70	9,455	2.94
Home equity	32	76,098	0.06	19	84,905	0.09	11	79,899	0.06
Direct/Indirect consumer	334	48,799	0.92	190	53,480	1.41	152	51,536	1.17
Other consumer	202	10,748	2.52	101	10,597	3.78	85	11,076	3.03
Total consumer	2,954	411,345	0.96	1,282	445,144	1.14	1,177	437,363	1.07
Commercial - domestic	213	148,746	0.19	123	158,604	0.31	111	153,007	0.29
Commercial real estate	2	36,968	0.01	1	36,851	0.01	2	37,471	0.02
Commercial lease financing	(40)	20,762	(0.26)	12	21,159	0.22	—	20,875	—
Commercial - foreign	(7)	24,088	(0.04)	(1)	21,840	(0.02)	(13)	24,761	(0.21)
Total commercial	168	230,564	0.10	135	238,454	0.22	100	236,114	0.17
Total net charge-offs	$3,122	$641,909	0.65	$1,417	$683,598	0.82	$1,277	$673,477	0.75
Impact of SOP 03-3 (4)
Residential mortgage	$—			$—			$—
Credit card - domestic	88			11			10
Credit card - foreign	49			4			5
Home equity	—			—			—
Direct/Indirect consumer	72			6			5
Other consumer	37			4			6

Total consumer	246			25			26

Commercial - domestic	17			—			—
Commercial real estate	—			—			—
Commercial lease financing	—			—			—
Commercial - foreign	—			—			—

Total commercial	17			—			—

Total net charge-offs	$263			25			26

Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3

Residential mortgage	$30	$201,777	0.02%	$9	$225,985	0.02%	$6	$222,889	0.01%
Credit card - domestic	2,298	65,198	4.71	895	59,802	5.93	863	62,508	5.48
Credit card - foreign	195	8,725	2.98	83	10,375	3.22	75	9,455	3.13
Home equity	32	76,098	0.06	19	84,905	0.09	11	79,899	0.06
Direct/Indirect consumer	406	48,799	1.11	196	53,480	1.45	157	51,536	1.22
Other consumer	239	10,748	2.98	105	10,597	3.93	91	11,076	3.22

Total consumer	3,200	411,345	1.04	1,307	445,144	1.17	1,203	437,363	1.09

Commercial - domestic	230	148,746	0.21	123	158,604	0.31	111	153,007	0.29
Commercial real estate	2	36,968	0.01	1	36,851	0.01	2	37,471	0.02
Commercial lease financing	(40)	20,762	(0.26)	12	21,159	0.22	—	20,875	—
Commercial - foreign	(7)	24,088	(0.04)	(1)	21,840	(0.02)	(13)	24,761	(0.21)

Total commercial	185	230,564	0.11	135	238,454	0.22	100	236,114	0.17

Total net charge-offs	$3,385	$641,909	0.70	$1,442	$683,598	0.84	$1,303	$673,477	0.77

(1)	Average outstanding loans and leases and historical ratios have been adjusted for home equity and direct/indirect consumer due to the reclassification of home equity loan balances from direct/indirect to home equity. The impact on net charge-offs was not material.
(2)	The impact of SOP 03-3 was immaterial for the three months ended March 31, 2007, June 30, 2007, and September 30, 2007 and for the nine months ended September 30, 2007.
(3)	Percentage amounts are calculated as annualized net charge-offs divided by average outstanding loans and leases during the period for each loan category.
(4)	The impact of SOP 03-3 on average outstanding loans and leases for the three months ended September 30, 2006 and December 31, 2006, and for the nine months ended September 30, 2006 was immaterial.

Certain	prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45